UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒ Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Ponce Financial Group, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

April 28, 2023

Dear Fellow Stockholder:

We cordially invite you to attend the 2023 Annual Meeting of Stockholders of Ponce Financial Group, Inc. The Annual Meeting will be held live via the Internet on June 15, 2023, at 10:00 a.m., local time. Please visit www.proxydocs.com/PDLB for more details.

The enclosed Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted. During the Annual Meeting we will also report on the operations of Ponce Financial Group, Inc. Also enclosed for your review is our Annual Report for the year ended December 31, 2022, which contains information concerning our activities and operating performance.

The business to be conducted at the Annual Meeting consists of the election of directors, the ratification of the appointment of Mazars USA LLP as independent registered public accounting firm for the year ending December 31, 2023, the approval of the Ponce Financial Group, Inc. 2023 Long Term Incentive Plan (the “2023 Plan”), and consideration of say-on-pay and say-on-frequency proposals. The Board of Directors has determined that the matters to be considered at the Annual Meeting are in the best interest of Ponce Financial Group, Inc. and its stockholders, and the Board of Directors unanimously recommends a vote “FOR” the election of each director nominee, ratification of the appointment of the auditor, adoption of the 2023 Plan, and the say-on-pay proposal and for “1 year” on the say-on-frequency proposal.

On behalf of the Board of Directors, please carefully read the Proxy Statement and other proxy materials and sign, date and return the enclosed Proxy Card as soon as possible in the postage-paid envelope provided, even if, in light of the information provided in the enclosed Notice of Annual Meeting, you plan to virtually attend the Annual Meeting. You may also authorize your proxy via the Internet or by telephone. Information and applicable deadlines for voting through the Internet or by telephone are set forth in the enclosed Proxy Card instructions. Your vote is important, regardless of the number of shares that you own.

We make proxy materials available to our stockholders on the Internet. Our Proxy Statement and 2022 Annual Report are available at www.proxydocs.com/PDLB. You also may authorize your proxy via the Internet by following the instructions on the website www.proxypush.com/PDLB. In order to authorize your proxy via the Internet you must have the shareholder identification number that appears on the Proxy Card included with these proxy materials.

Sincerely,

Carlos P. Naudon
President and Chief Executive Officer

Ponce Financial Group, Inc.

2244 Westchester Avenue

Bronx, New York 10462

(718) 931-9000

NOTICE OF

ANNUAL MEETING OF STOCKHOLDERS

To Be Held On June 15, 2023

Notice is hereby given that the 2023 Annual Meeting of Stockholders of Ponce Financial Group, Inc. (the “Company”, “we”, “us” or “our”) will be held live via the Internet on June 15, 2023, at 10:00 a.m., local time. Please visit www.proxydocs.com/PDLB for more details.

Stockholders are urged to vote their proxies by mail or by voting via the Internet or by telephone, even if they plan to attend the virtual Annual Meeting. The results of the business of the meeting and a copy of the Chief Executive Officer's prepared remarks will be publicly available promptly following the meeting.

A Proxy Card and Proxy Statement for the Annual Meeting are enclosed and are also available at www.proxydocs.com/PDLB. The Annual Meeting is for the purpose of considering and acting upon:

1. the election of (i) three directors for a term expiring in 2026;

2. the ratification of the appointment of Mazars USA LLP as independent registered public accounting firm for the year ending December 31, 2023;

3. the approval of the Ponce Financial Group, Inc. 2023 Long Term Incentive Plan;

4. the approval, on an advisory and non-binding basis, of the compensation of the named executive officers;

5. a non-binding advisory vote on the frequency of future advisory votes on executive compensation; and

such other matters as may properly come before the Annual Meeting, or any adjournments or postponements thereof. The Board of Directors is not aware of any other business to come before the Annual Meeting.

A live webcast of the Annual Meeting will be available, and you will not be able to attend the Annual Meeting in person. Registration is required online at www.proxydocs.com/PDLB. By logging into the website, stockholders as of the record date will be able to vote shares electronically on all items to be considered at the Annual Meeting. Stockholders must have their proxy cards or voting instruction forms in hand when accessing the website and follow the instructions.

Any action may be taken on the foregoing proposals at the Annual Meeting on the date specified above, or on the date or dates to which the Annual Meeting may be adjourned. Stockholders of record at the close of business on April 17, 2023 are the stockholders entitled to vote at the Annual Meeting, and any adjournments or postponements thereof.

EACH STOCKHOLDER, WHETHER HE OR SHE PLANS TO ATTEND THE VIRTUAL ANNUAL MEETING, IS REQUESTED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. ANY PROXY GIVEN BY THE STOCKHOLDER MAY BE REVOKED AT ANY TIME BEFORE IT IS VOTED. A PROXY MAY BE REVOKED BY FILING WITH THE CORPORATE SECRETARY OF PONCE FINANCIAL GROUP, INC. A WRITTEN REVOCATION OR A DULY EXECUTED PROXY CARD BEARING A LATER DATE. ANY STOCKHOLDER PRESENT AT THE ANNUAL MEETING MAY REVOKE HIS OR HER PROXY AND VOTE PERSONALLY ON EACH MATTER BROUGHT BEFORE THE ANNUAL MEETING. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER IN ORDER TO VOTE IN PERSON AT THE ANNUAL MEETING. ATTENDANCE AT THE ANNUAL MEETING WILL NOT IN ITSELF CONSTITUTE REVOCATION OF YOUR PROXY.

By Order of the Board of Directors

Steven A. Tsavaris
Executive Chairman

Bronx, New York

April 28, 2023

IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE EXPENSE OF FURTHER REQUESTS FOR PROXIES. A PRE-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS: THE PROXY STATEMENT, INCLUDING THE NOTICE OF THE ANNUAL MEETING OF STOCKHOLDERS, AND THE ANNUAL REPORT FOR THE YEAR ENDED DECEMBER 31, 2022 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION OF PONCE FINANCIAL GROUP, INC. ARE EACH AVAILABLE ON THE INTERNET AT www.proxydocs.com/PDLB.

PROXY STATEMENT

Ponce Financial Group, Inc.

2244 Westchester Avenue

Bronx, New York 10462

(718) 931-9000

ANNUAL MEETING OF STOCKHOLDERS

June 15, 2023

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Ponce Financial Group, Inc. to be used at the Annual Meeting of Stockholders, which will be held in a virtual-only format on June 15, 2023, at 10:00 a.m., local time, and all adjournments or postponements of the Annual Meeting. The accompanying Notice of Annual Meeting of Stockholders and this Proxy Statement are first being mailed to stockholders on or about April 28, 2023.

VIRTUAL ANNUAL MEETING

The Annual Meeting will be held in a virtual-only meeting format, via live video webcast that will provide stockholders with the ability to participate in the Annual Meeting, vote their shares, and ask questions. We are implementing a virtual-only meeting format leveraging technology to enhance stockholder access to the Annual Meeting by enabling attendance and participation from any location around the world. The virtual-only meeting format will give stockholders the opportunity to exercise the same rights as if they had attended an in-person meeting and we believe that these measures will enhance stockholder access and encourage participation and communication with our Board of Directors and management.

ATTENDANCE AT THE VIRTUAL ANNUAL MEETING

Only stockholders of record and beneficial owners of shares of our common stock as of the close of business on April 17 2023, the record date, may attend and participate in the Annual Meeting, including voting and asking questions during the virtual Annual Meeting. You will not be able to attend the Annual Meeting physically in person.

To attend the Annual Meeting, you must register at www.proxydocs.com/PDLB. Upon completing your registration, you will receive further instructions via email, including a unique link that will allow you access to the Annual Meeting and to vote and submit questions during the Annual Meeting.

As part of the registration process, you must enter the control number located on your proxy card or voting instruction form. If you are a beneficial owner of shares registered in the name of a broker, bank, or other nominee, you will also need to provide the registered name on your account and the name of your broker, bank, or other nominee as part of the registration process.

REVOCATION OF PROXIES

Stockholders who execute proxies in the form solicited hereby retain the right to revoke them in the manner described below. Unless so revoked, the shares represented by such proxies will be voted at the Annual Meeting and all adjournments thereof. Proxies solicited on behalf of the Board of Directors of Ponce Financial Group, Inc. will be voted in accordance with the directions given thereon. Please sign and return your Proxy Card in the postage paid envelope provided. Where no instructions are indicated on the Proxy Card, signed proxies will be voted “FOR” the election of the nominees for director named herein, “FOR” the ratification of the appointment of Mazars USA LLP as our independent registered public accounting firm for the year ending December 31, 2023, “FOR” the approval of the Ponce Financial Group, Inc. 2023 Long Term Incentive Plan, “FOR” the approval, on an advisory and non-binding basis, of the compensation of the named executive officers, and for “1 Year” as to the non-binding advisory vote on the frequency of future advisory votes on executive compensation.

Proxies may be revoked by sending written notice of revocation to the Corporate Secretary of Ponce Financial Group, Inc. at the address shown above, by filing a duly executed proxy bearing a later date, by following the Internet or telephone instructions on the enclosed Proxy Card or by voting in person at the virtual Annual Meeting. The presence at the virtual Annual Meeting of any stockholder who had given a proxy shall not revoke such proxy unless the stockholder delivers his or her ballot in person at the Annual Meeting or delivers a written revocation to our Corporate Secretary prior to the voting of such proxy.

If you have any questions about giving your proxy or require assistance, please call Sergio J. Vaccaro, Executive Vice President and Chief Financial Officer, at (718) 931-9000.

If you are a stockholder whose shares are not registered in your name, you will need appropriate documentation from your record holder to vote in person at the Annual Meeting.

SOLICITATION OF PROXIES; EXPENSES

We will pay the cost of this proxy solicitation. We have retained Laurel Hill Advisory Group, LLC (“Laurel Hill”) and Alliance Advisors, LLC (“Alliance”) to assist the Company in soliciting proxies and have agreed to pay each of Laurel Hill and Alliance a fee of  $6,000 and $7,500, respectively plus out-of-pocket expenses and charges for telephone calls made and received in connection with the solicitation. Additionally, our directors, executive officers and other employees may solicit proxies by mail, personally, by telephone, by press release, by facsimile transmission or by other electronic means. No additional compensation will be paid to our directors, executive officers or employees for such services. We will reimburse brokerage firms and other custodians, nominees, and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of our common stock.

VOTING SECURITIES AND PRINCIPAL HOLDERS

Except as otherwise noted below, holders of record of Ponce Financial Group, Inc.’s shares of common stock, par value $0.01 per share, as of the close of business on April 17, 2023 are entitled to one vote for each share then held. As of April 17, 2023, there were 24,884,735 shares of common stock outstanding. Ponce Financial Group, Inc., is the holding company of Ponce Bank (“Ponce Bank” or the “Bank”), a federally chartered stock savings association. Ponce Financial Group, Inc.’s Articles of Incorporation provide that no person or entity that beneficially owns in excess of 10% of the then-outstanding shares of common stock of Ponce Financial Group, Inc. shall be entitled or permitted to vote in respect of the shares held in excess of the 10% limit.

Principal Holders

Persons and groups who beneficially own in excess of 5% of the shares of common stock are required to file certain reports with the Securities and Exchange Commission regarding such ownership. The following table sets forth, as of April 17, 2023, the shares of common stock beneficially owned by our directors and executive officers, individually and as a group, and by each person who was known to us as the beneficial owner of more than 5% of the outstanding shares of common stock. Except as otherwise indicated, we believe each beneficial owner named below has sole voting and sole investment power with respect to all shares beneficially owned by that holder. The mailing address for each of our directors and executive officers is 2244 Westchester Avenue, Bronx, New York 10462.

	Shares of Common
	Stock Beneficially		Percent of Shares of
	Owned as of		Common Stock
Persons Owning Greater than 5%	Record Date (1)		Outstanding (2)
T. Rowe Price Associates, Inc. 101 E. Pratt Street Baltimore, Maryland 21202	2,513,061	(3)	10.1%
Ponce Bank Employee Stock Ownership Plan with 401(k) Provisions Pentegra Trust Company, Trustee c/o Pentegra Services, Inc. 2 Enterprise Drive, Suite 408 Shelton, CT 06484	2,057,446	(4)	8.3
M3 FUNDS, LLC 2070 E 2100 S, Suite 250 Salt Lake City, UT 84109	2,037,914	(5)	8.2
Ponce De Leon Foundation 2244 Westchester Avenue Bronx, NY 10462	1,249,588	(6)	5.0
Directors
James C. Demetriou	101,536	(7)	*
William Feldman	96,534	(8)	*
Julio Gurman	96,536	(9)	*
Nick R. Lugo	125,486	(10)	*
Maria Alvarez	30,235	(11)	*
James Perez	51,550	(12)	*
Carlos P. Naudon	358,773	(13)	1.4
Steve A. Tsavaris	339,766	(14)	1.4
Named Executive Officers who are not Directors
Frank Perez	59,024	(15)	*
All directors and executive officers as a group (16) persons	1,353,775		5.4%

* Less than 1%.

(1) In accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended, a person is deemed to be the beneficial owner, for purposes of this table, of any shares of common stock if he, she or it has or shares voting or investment power with respect to such common stock or has a right to acquire beneficial ownership at any time within 60 days from April 17, 2023. As used herein, “voting power” is the power to vote or direct the voting of shares and “investment power” is the power to dispose or direct the disposition of shares. Except as otherwise noted, ownership is direct and the named individuals and group exercise sole voting and investment power over the shares of Ponce Financial Group, Inc. common stock.

(2) Based on a total of 24,884,735 shares of common stock outstanding as of April 17, 2023.

(3) Based on a Schedule 13G/A filed with the U.S. Securities and Exchange Commission on February 14, 2023, it holds sole voting power with respect to 738,184 shares and sole dispositive power with respect to all shares, and T. Rowe Price Small-Cap Value Fund, Inc. holds sole voting power with respect to 1,774,877 shares.

(4) Based on a Schedule 13G/A filed with the U.S. Securities and Exchange Commission on February 14, 2023, it holds sole voting power with respect to 1,569,475 shares, shared voting power with respect to 487,971 shares and sole dispositive power with respect to all shares.

(5) Based on a Schedule 13G/A filed with the U.S. Securities and Exchange Commission on February 10, 2023, it and certain of its affiliates hold shared voting and dispositive power with respect to all shares. Additionally, Jason A. Stock holds sole voting and sole dispositive power with respect to an additional 30,000 shares.

(6) Based on a Schedule 13G filed with the U.S. Securities and Exchange Commission on February 22, 2022.

(7) Includes 56,856 shares held jointly by Mr. Demetriou and his wife and 9,952 shares as to which Mr. Demetriou has the right to acquire beneficial ownership within 60 days from April 17, 2023, pursuant to the exercise of vested stock options.

(8) Includes 7,820 shares owned directly by Mr. Feldman’s wife, 17,770 shares held in an individual retirement account for the benefit of Mr. Feldman, 13,107 shares held in an individual retirement account for the benefit of Mr. Feldman’s wife and 9,952 shares as to which Mr. Feldman has the right to acquire beneficial ownership within 60 days from April 17, 2023, pursuant to the exercise of vested stock options.

(9) Includes 51,856 shares owned directly by the Gurman Living Trust and 9,952 shares as to which Mr. Gurman has the right to acquire beneficial ownership within 60 days from April 17, 2023, pursuant to the exercise of vested stock options.

(10) Includes 27,904 shares owned directly by Mr. Lugo’s wife and 9,952 shares as to which Mr. Lugo has the right to acquire beneficial ownership within 60 days from April 17, 2023, pursuant to the exercise of vested stock options.

(11) Includes 1,430 shares held in an individual retirement account for the benefit of Ms. Alvarez and 9,627 shares as to which Ms. Alvarez has the right to acquire beneficial ownership within 60 days from April 17, 2023, pursuant to the exercise of vested stock options.

(12) Includes 20,000 shares owned by 43rd St New York Ave, LLC.

(13) Includes 84,659 shares held in an individual retirement account for the benefit of Mr. Naudon, 20,000 shares held by Banking Spectrum, Inc., a company controlled by Mr. Naudon, 9,405 shares held by the ESOP and allocated to his account and 49,767 shares as to which Mr. Naudon has the right to acquire beneficial ownership within 60 days from April 17, 2023, pursuant to the exercise of vested stock options.

(14) Includes 27,904 shares owned directly by Mr. Tsavaris’ wife, 9,405 shares held by the ESOP and allocated to his account and 49,767 shares as to which Mr. Tsavaris has the right to acquire beneficial ownership within 60 days from April 17, 2023, pursuant to the exercise of vested stock options.

(15) Includes 5,461 shares held by the ESOP and allocated to his account and 25,113 shares as to which Mr. Perez has the right to acquire beneficial ownership within 60 days from April 17, 2023, pursuant to the exercise of vested stock options.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires that our executive officers and directors and persons who own more than 10% of our common stock, file reports of ownership and changes of ownership with the Securities and Exchange Commission (“SEC”). Such directors, executive officers, and 10% shareholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file. SEC regulations require us to identify in this Proxy Statement anyone who filed a required report late during the most recent fiscal year. During fiscal 2022, Mr. Lugo and Ms. Marquez each filed one late Form 4. Except for the foregoing, based on our review of forms we received, or written representations from reporting persons, we believe that during fiscal 2022, all Section 16(a) filing requirements were satisfied on a timely basis.

Quorum

The presence in person or by proxy of holders of a majority of the total number of outstanding shares of common stock entitled to vote is necessary to constitute a quorum at the Annual Meeting. Abstentions and broker non-votes will be counted for purposes of determining that a quorum is present. In the event there are not sufficient votes for a quorum, or to approve or ratify any matter being presented at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit the further solicitation of proxies.

Votes Required

As to the election of directors, the Proxy Card being provided by the Board of Directors enables a stockholder: (i) to vote FOR ALL nominees proposed by the Board; (ii) to vote FOR each nominee separately; or (iii) to WITHHOLD the vote for one or more of the nominees being proposed. Directors are elected by a plurality of votes cast, without regard to either broker non-votes or proxies as to which the authority to vote for the nominees being proposed is withheld. Plurality means that individuals who receive the highest number of votes cast are elected, up to the maximum number of directors to be elected at the Annual Meeting.

As to the ratification of the appointment of Mazars USA LLP as our independent registered public accounting firm for the year ending December 31, 2023, by checking the appropriate box, a stockholder may: (i) vote FOR the ratification; (ii) vote AGAINST the ratification; or (iii) ABSTAIN from voting on such ratification. The ratification of this matter shall be determined by a majority of the votes represented at the Annual Meeting and entitled to vote on the matter. Abstentions and broker non-votes will not be treated as votes cast for this proposal.

As to the approval of the Ponce Financial Group, Inc. 2023 Long Term Incentive Plan (the “2023 Plan”), by checking the appropriate box, a stockholder may: (i) vote FOR the approval of the 2023 Plan; (ii) vote AGAINST the approval of the 2023 Plan; or (iii) ABSTAIN from voting on such approval. The approval of this matter shall be determined by a majority of the votes cast on this proposal. Abstentions and broker non-votes will not be treated as votes cast for this proposal.

As to the approval, on an advisory and non-binding basis, of the compensation of the named executive officers by checking the appropriate box, a stockholder may: (i) vote FOR the approval of the compensation of the named executive officers; (ii) vote AGAINST the approval of the compensation of the named executive officers; or (iii) ABSTAIN from voting on such approval. This is a non-binding advisory matter, but the Board of Directors will consider the results of this vote in making future executive compensation decisions. The Board of Directors will consider this proposal as having been approved if a majority of votes cast are FOR the approval of the compensation of the named executive officers. Abstentions and broker non-votes will not be treated as votes cast for this proposal.

As to the non-binding advisory vote on the frequency of future advisory votes on executive compensation, a stockholder may vote for such votes to occur either (i) every 1 year, (ii) every 2 years or (iii) every 3 years, or (iv) may ABSTAIN from voting on such proposal. Generally, approval of any matter presented to stockholders requires the affirmative vote of a majority of the votes cast at the annual meeting. However, because this vote is advisory and non-binding, if none of the frequency options receive a majority of the votes cast, the option receiving the greatest number of votes will be considered the frequency recommended by our stockholders. This is a non-binding advisory matter, but the Board of Directors will consider the results of this vote. Abstentions and broker non-votes will not be treated as votes cast for this proposal.

The Ponce De Leon Foundation (the “Foundation”) is required by the terms of its governing documents to vote all shares held of Ponce Financial Group, Inc. (1,249,588) in the same proportion as shares are voted by the other stockholders. The Foundation is a private charitable foundation under Section 501(c)(3) of the Internal Revenue Code. The Foundation is intended to further Ponce Financial Group, Inc.’s and Ponce Bank’s commitment to charitable causes in our local communities.

Participants in the Ponce Bank Employee Stock Ownership Plan

If you participate in the Ponce Bank Employee Stock Ownership Plan (the “ESOP”), you will receive a Vote Authorization Form for the ESOP that reflects all of the shares you may direct the trustees to vote on your behalf under the ESOP. Under the terms of the ESOP, the ESOP trustee votes all shares held by the ESOP, but each ESOP participant may direct the trustee how to vote the proportionate interest of shares of our common stock allocated or deemed allocated to his or her account. The ESOP trustee, subject to the exercise of its fiduciary responsibilities, will vote all unallocated shares of our common stock held by the ESOP and allocated or deemed allocated shares for which no voting instructions are received in the same proportion as shares for which it has received timely voting instructions, subject to a determination that such vote is in the best interest of ESOP participants. The deadline for returning your ESOP Vote Authorization Form is June 10, 2023 at 11:59 p.m. Eastern time. The telephone and Internet voting deadline for ESOP participants is also 11:59 p.m. Eastern time on June 10, 2023.

PROPOSAL I — ELECTION OF DIRECTORS

Our Board of Directors is comprised of eight members. Our Bylaws provide that directors are divided into three classes as nearly equal in number as possible, with one class of directors elected annually. Three directors have been nominated for election at the Annual Meeting to serve for a three-year period and until their respective successors shall have been elected and qualified. The Board of Directors has nominated William Feldman, Steven A. Tsavaris and James Perez to serve as directors for three-year terms, in order to comply with the above referenced Bylaw provision. Each nominee is currently a director of Ponce Financial Group, Inc.

The following sets forth certain information regarding the nominees, the other current members of our Board of Directors, and two executive officers who are not directors, including the terms of office of board members. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to any nominee) will be voted at the Annual Meeting for the election of the proposed nominees. If a nominee is unable to serve, the shares represented by all such proxies will be voted for the election of such substitute as the Board of Directors may determine. At this time, the Board of Directors knows of no reason why any of the nominees might be unable to serve, if elected. Except as indicated herein, there are no arrangements or understandings between any nominee or continuing director and any other person pursuant to which such nominee or continuing director was selected. Age information is as of December 31, 2022, and number of years of service as a director includes service with Ponce Bank and Ponce Financial Group, Inc.'s predecessor entities.

With respect to directors and nominees, the biographies contain information regarding the person’s business experience and the experiences, qualifications, attributes or skills that caused the Board of Directors to determine that the person should serve as a director. Each director of Ponce Financial Group, Inc. is also a director of Ponce Bank.

Directors

The following table sets forth certain information with respect to current directors, based upon information furnished by each director.

				Director	Term
Name	Age	Position(s)	Independent	Since	Expires
William Feldman	80	Director	Yes	1993	2023
Steven A. Tsavaris	73	Director and Executive Chairman of the Board	No	1990	2023
James Perez	50	Director	Yes	2022	2023
James C. Demetriou	76	Director	Yes	2009	2024
Nick R. Lugo	80	Director	Yes	1999	2024
Maria Alvarez	58	Director	Yes	2019	2025
Julio Gurman	86	Director	Yes	1994	2025
Carlos P. Naudon	72	Director, President and Chief Executive Officer	No	2014	2025

The nominees for directors with terms expiring in 2026 are:

William Feldman. Mr. Feldman, age 80, has served as a director since 1993. Mr. Feldman is a member of the Board of Directors of the Foundation. Mr. Feldman has been investing in and managing commercial and residential real estate properties in the New York metropolitan area for over 30 years. At the present time, Mr. Feldman is managing 12 properties, with ownership interests varying between 12.5% and 50.0%, held by The Feldman Living Trust. Until 2018, Mr. Feldman served as the President of the Southern Boulevard Business Improvement District, a not-for-profit entity whose mission is to increase the economic growth and stability of the Southern Boulevard shopping area. Mr. Feldman currently serves as a member of its Board of Directors. Prior to 2013, Mr. Feldman owned several men’s clothing stores.

Steven A. Tsavaris. Mr. Tsavaris, age 73, has served as a director since 1990. In 2013, Mr. Tsavaris became Chairman of the Board and Chief Executive Officer of Ponce De Leon Federal Bank. Mr. Tsavaris currently serves as Executive Chairman, a salaried officer, of Ponce Bank. Mr. Tsavaris is Chairman of the Board and Executive Chairman, a salaried officer, of Ponce Financial Group, Inc. Mr. Tsavaris joined Ponce De Leon Federal Bank as an Executive Vice President in 1995, became President in 1999, and was made Chief Executive Officer in 2011. Mr. Tsavaris is the Chairman of the Board of Directors of the Foundation. His prior banking experience includes service with the National Bank of North America and the Bank Services Division of Litton Industries. Mr. Tsavaris is a U.S Army veteran and a graduate of City College of New York. Mr. Tsavaris is an experienced real estate investor and an active member of various community and philanthropic organizations, including the Southern Boulevard Chamber of Commerce, New York City Area Policy Board (Chairman), SOBO Business Improvement District (Treasurer) and the Neighborhood S.H.O.P.P. Program. He served as a trustee of the Westchester Medical Center, a then affiliate of Columbia-Presbyterian Hospital and was chairman of its audit committee.

James Perez. Mr. Perez, age 50, was appointed as a new director in March of 2022. Mr. Perez is a real estate developer and retail business owner in the New York/New Jersey community. Mr. Perez is the owner of three family shoe stores. Mr. Perez has had a banking relationship with Ponce Bank for over 32 years.

The following directors of Ponce Financial Group, Inc. have terms expiring in 2025:

Maria Alvarez. Ms. Alvarez, age 58, has served as a director since 2019. Ms. Alvarez is a member of the Board of Directors of the Foundation. Ms. Alvarez is and has been the Executive Director of the New York StateWide Senior Action Council, Inc. since 2010. Since 2008, Ms. Alvarez has also been the Executive Director of the Brooklyn-wide Interagency Council on Aging Educational Fund, Inc.

Julio Gurman. Mr. Gurman, age 86, has served as a director since 1994. Mr. Gurman is an investor in and manager of commercial and residential real estate properties in the New York metropolitan area. Mr. Gurman is a co-investor/manager of the same 12 properties as Mr. Feldman and Mr. Lugo.

Carlos P. Naudon. Mr. Naudon, age 72, has served as a director since 2014. Mr. Naudon served as President and Chief Operating Officer of Ponce De Leon Federal Bank beginning in 2015 and presently serves as President and Chief Executive Officer of Ponce Bank. Mr. Naudon is President and Chief Executive Officer of Ponce Financial

Group, Inc. Mr. Naudon is a member of the Board of Directors of the Foundation. Prior to becoming President of Ponce De Leon Federal Bank, Mr. Naudon served as a consultant and compliance counsel to Ponce De Leon Federal Bank. Mr. Naudon owns Banking Spectrum, Inc., now a banking publishing company, formerly a bank consulting company. Until 2015, Mr. Naudon was a partner in the law firm of Allister & Naudon. Both of the foregoing firms were established in 1984 to provide services to banking institutions. Mr. Naudon, a retired CPA, was Of Counsel to the law firm Cullen & Dykman from 2015 to 2019. Mr. Naudon has also previously served in many board positions at other companies, public and private. Before retiring from his consulting and law firms in 2015, Mr. Naudon was a frequent lecturer and speaker on banking issues, corporate governance, quality assurance and performance incentives. Mr. Naudon has current and previous service in various healthcare and community organizations and serves on the board of the Brooklyn Hospital Center of which he was the Chairman of the Board until 2018. Mr. Naudon is a member of the New York City Hispanic Chamber of Commerce and other professional associations. Mr. Naudon is a member of the boards and committees of various banking trade associations, including serving as Vice Chairman of the Minority Institutions Council of the Independent Bankers Association of America.

The following directors of Ponce Financial Group, Inc. have terms expiring in 2024:

James C. Demetriou. Mr. Demetriou, age 76, has served as a director since 2009. Mr. Demetriou is a member of the Board of Directors of the Foundation. Mr. Demetriou is the President and Chief Executive Officer of First Management Corp., a property management company located in Astoria, New York, established in 1985 and which has a portfolio of over 130 residential, cooperative, condominium and commercial buildings. Mr. Demetriou is also a partner in the accounting firm, J. Demetriou & Co., established in 1970. In addition, Mr. Demetriou has been a New York licensed real estate broker and sponsoring broker of Archway Realty, Inc., in Astoria, New York since 1985. Furthermore, Mr. Demetriou is the President and Founder of Foxx Capital Funding, Inc. a New York licensed mortgage broker established in 1999. Mr. Demetriou has invested in certain real estate holdings and other investments with Mr. Tsavaris, among other persons.

Nick R. Lugo. Mr. Lugo, age 80, has served as a director since 1999 and serves as Vice Chairman of the Board of Directors of Ponce Financial Group, Inc. and Ponce Bank. Mr. Lugo is a member of the Board of Directors of the Foundation. Mr. Lugo is an investor in real estate properties located in the New York area and holds these investments in several limited liability companies. Mr. Lugo is also President of Nick Lugo Travel Corp., which he founded in 1980. In addition, Mr. Lugo is also the owner and publisher of LaVoz Hispana, a weekly newspaper. Mr. Lugo also founded in 2006 the New York City Hispanic Chamber of Commerce and serves as its Chairman and President. Mr. Lugo is a Director of the Southern Boulevard Business Improvement District.

Executive Officers Who are Not Directors

Sergio J. Vaccaro, Mr. Vaccaro, age 47, was appointed Executive Vice President and Chief Financial Officer of Ponce Financial Group, Inc. and the Bank, effective June 1, 2022. Since 2013, Mr. Vaccaro has held a variety of roles at HSBC, most recently as CFO of Private Bank Americas from 2015 to May 2022. Prior to this role, he held the following roles with HSBC: Head of Financial Planning and Analysis from 2016 to 2018 (dual role) and Deputy CFO of Private Bank from 2013 to 2015. Prior to his roles with HSBC, Mr. Vaccaro held senior roles at Morgan Stanley and Citigroup. He majored in Accounting at the University of Buenos Aires and has an MBA from Cornell University.

Luis Gerardo Gonzalez, Jr. Mr. Gonzalez, age 40, was appointed Executive Vice President and Chief Operating Officer of Ponce Financial Group, Inc. and the Bank, effective April 1, 2022. Mr. Gonzalez previously held a variety of roles at the Office of the Comptroller of the Currency (“OCC”), most recently as a Team Leader / Supervisory National Bank Examiner from October 2017 to March 2021, as well as Acting Assistant Deputy Comptroller from May 2020 to August 2020. Mr. Gonzalez received his commission as a National Bank Examiner in 2012 and has over 15 years of experience with the OCC.

Frank Perez. Mr. Perez, age 55, was appointed Executive Vice President and Chief Investor Relations Officer of Ponce Financial Group, Inc. and the Bank effective June 1, 2022. Prior to such appointment, Mr. Perez served as Chief Financial Officer since January 2017. Mr. Perez is a certified public accountant (inactive) and has over 24 years of experience in the banking industry. Prior to joining Ponce Bank, Mr. Perez was, from January 2015 until July 2016, Executive Vice President and Chief Financial Officer of First Volunteer Bank, Chattanooga, Tennessee, a privately held bank. From May 2012 until January 2015, Mr. Perez was the Executive Vice President and Chief Financial

Officer of First Financial Service Corporation, the bank holding company for First Federal Savings Bank of Elizabethtown, Elizabethtown, Kentucky.

Ioannis Kouzilos. Mr. Kouzilos, age 44, is currently the Executive Vice President, Chief Lending Officer for Ponce Bank. He joined the Bank in July 2013 and has managed a number of departments, primarily focusing on asset quality, credit risk, asset recovery and lending operations. In March 2017 he assumed his current position, leading the Bank in business development and loan growth. His prior experience mostly focused in community banking includes Alma Bank and Marathon National Bank. He holds a graduate degree from University of Wales in Banking and Finance and a BA(Hons) in Business Economics from Ashcroft Business school/John Ruskin University (Cambridge Campus).

Madeline Marquez. Ms. Marquez, age 66, joined Ponce Bank in February 2017 as a SVP with a mandate to have Ponce Bank become a designated U.S Small Business Administration (SBA) lender and a Certified Community Development Financial Institution (CDFI). Rapidly accomplishing her mandate, she was promoted to Chief External Affairs Officer in 2018. Ms. Marquez was promoted to become the first Hispanic woman Executive Vice President for Ponce bank in September 2022. In her expanded role she oversees the CRA Component of the Bank, all Community Affairs activities, SBA Initiatives, CDFI Initiatives, Community Development programing, and the Non-Profit Initiative. Under SBA Initiatives, she lead the Paycheck Protection Program with 5,338 applications processed amounting to $260.5 million. Ms. Marquez also oversees Government Affairs for the Bank and serves as the Executive Director of the Ponce De Leon Foundation which was established by Ponce Bank in 2017. Through 2022, the Foundation has provided over $1.3 million in grants to community organizations located within Ponce Bank’s branch network.

Board Diversity Matrix

Board Diversity Matrix (As of April 17, 2023)
	Female	Male
Total Number of Directors	8
Part I: Gender Identity
Directors	1	7
Part II: Demographic Background
Hispanic or Latinx	1	4
White		2
Two or more races or ethnicities	─	1

Board Independence

The Board of Directors has determined that each of our directors, with the exception of Steven A. Tsavaris, Executive Chairman, and Carlos P. Naudon, President and Chief Executive Officer, is “independent” as defined in the listing standards of The Nasdaq Stock Market (“Nasdaq”). Mr. Tsavaris and Mr. Naudon are not considered independent because they are executive officers as well as directors. In determining the independence of our directors, the Board of Directors considered relationships between Ponce Financial Group, Inc. and its subsidiaries and our directors that are not required to be reported under “— Transactions With Certain Related Persons,” below, consisting of deposit accounts that our directors maintain at Ponce Bank. In addition, we utilize the services of Foxx Capital Funding, Inc., an independent mortgage broker, for certain real estate transactions, of which Director James C. Demetriou is President. We did not pay any commission to Foxx Capital Funding, Inc. for the year ended December 31, 2022. For the year ended December 31, 2022, we paid Banking Spectrum, Inc., a company owned by Mr. Naudon, $6,097.

Board Leadership Structure and Risk Oversight

Our Board of Directors is chaired by Executive Chairman, Steven A. Tsavaris, who is not an independent director and neither is he the principal executive officer. In the opinion of the Board of Directors, Mr. Tsavaris’ position as Executive Chairman does not deter from the independent directors’ oversight of Ponce Financial Group, Inc. and Ponce Bank and the active participation of the independent directors in setting agendas and establishing priorities and procedures for the work of the Board of Directors.

To further assure effective independent oversight, the Board of Directors has adopted a number of governance practices, including:

• appointment of an independent director as Vice Chairman of the Board and lead director;

• requirement that a majority of the members of the Board of Directors be independent;

• annual performance evaluations of the Executive Chairman and the President and Chief Executive Officer by the independent directors;

• policies regarding the composition, responsibilities and operation of our Board of Directors;

• the establishment and operation of board committees, including audit, nomination, and compensation committees;

• convening executive sessions of independent directors; and

• policies regarding our Board of Directors’ interaction with management and third parties.

The Board of Directors recognizes that, depending on the circumstances, other leadership models might be appropriate. Accordingly, the Board of Directors periodically reviews its leadership structure.

The Board of Directors is actively involved in oversight of risks that could affect Ponce Financial Group, Inc. This oversight is conducted primarily through committees of the Board of Directors, but the full Board of Directors has retained responsibility for general oversight of risks. The Board of Directors also satisfies this responsibility through reports by the committee chair of all board committees regarding the committees’ considerations and actions, through review of minutes of committee meetings and through regular reports directly from officers responsible for oversight of particular risks within Ponce Financial Group, Inc. Risks relating to the direct operations of Ponce Bank are further overseen by the Board of Directors of Ponce Bank, which consist of the same individuals who serve on the Board of Directors of Ponce Financial Group, Inc. The Board of Directors of Ponce Bank also has additional committees that conduct risk oversight. All committees are responsible for the establishment of policies that guide management and staff in the day-to-day operation of Ponce Financial Group, Inc. and Ponce Bank such as lending, risk management, asset/liability management, investment management and others.

References to our Website Address

References to our website address throughout this Proxy Statement and the accompanying materials are for informational purposes only, or to fulfill specific disclosure requirements of the Securities and Exchange Commission’s rules. These references are not intended to, and do not, incorporate the contents of our website by reference into this Proxy Statement or the accompanying materials.

Code of Business Conduct and Ethics

Ponce Financial Group, Inc. has adopted a Code of Business Conduct and Ethics that applies to all directors and employees of Ponce Financial Group, Inc. The Code of Business Conduct and Ethics addresses conflicts of interest, the treatment of confidential information, general employee conduct and compliance with applicable laws, rules and regulations. In addition, the Code of Business Conduct and Ethics is designed to deter wrongdoing and to promote honest and ethical conduct, the avoidance of conflicts of interest, full and accurate disclosure and compliance with all applicable laws, rules and regulations. The Code of Business Conduct and Ethics is available on our website at

https://poncebank.gcs-web.com/corporate-governance/governance-overview. Amendments to and waivers from the Code of Ethics for executive officers will also be disclosed on our website.

Hedging Policy

Ponce Financial Group, Inc. has adopted a policy to prohibit the ability of officers, directors and employees to purchase financial instruments (including prepaid variable forward contracts, equity swaps, collars, and exchange funds) or otherwise engage in transactions, that hedge or offset, or are designed to hedge or offset, any decrease in the market value of registrant’s equity securities.

Attendance at Annual Meetings of Stockholders

Ponce Financial Group, Inc. does not have a written policy regarding director attendance at Annual Meetings of Stockholders, although directors are expected to attend these meetings absent unavoidable scheduling conflicts or circumstances beyond their control. All directors were in attendance at the 2022 Annual Meeting of Stockholders.

Communications with the Board of Directors

Any stockholder who wishes to contact our Board of Directors or an individual director may do so by writing to: Ponce Financial Group, Inc., 2244 Westchester Avenue, Bronx, New York 10462, Attention: Board of Directors. The letter should indicate that the sender is a stockholder and, if shares are not held of record, should include appropriate evidence of stock ownership. Communications are reviewed by the Corporate Secretary and are then distributed to the Board of Directors or the individual director, as appropriate, depending on the facts and circumstances outlined in the communications received. The Corporate Secretary may attempt to handle an inquiry directly (for example, where it is a request for information about Ponce Financial Group, Inc. or it is a stock-related matter). The Corporate Secretary has the authority not to forward a communication if it is primarily commercial in nature, relates to an improper or irrelevant topic, or is unduly hostile, threatening, illegal or otherwise inappropriate. At each Board of Directors meeting, the Corporate Secretary shall present a summary of all communications received since the last meeting that were not forwarded and make those communications available to the Directors on request.

Meetings and Committees of the Board of Directors

The business of Ponce Financial Group, Inc. is conducted at regular and special meetings of the Board of Directors and its committees. In addition, the “independent” members of the Board of Directors (as defined in the listing standards of the Nasdaq) meet in executive sessions. The standing committees of the Board of Directors of Ponce Financial Group, Inc. are the Audit Committee, the Compensation Committee, the Nomination Committee and the Executive Committee.

The Boards of Directors of Ponce Financial Group, Inc. and Ponce Bank held 49 regular meetings each during the year ended December 31, 2022. No member of the respective Boards of Directors or any committee thereof attended fewer than 75% of the aggregate of: (i) the total number of meetings of the respective Boards of Directors; and (ii) the total number of meetings held by all committees on which he or she served (during the periods that he or she served).

Audit Committee. The Audit Committee is comprised of Directors Alvarez, Demetriou, Feldman, Gurman, Lugo and Perez, each of whom is “independent” in accordance with applicable Securities and Exchange Commission rules and Nasdaq listing standards. Mr. Demetriou serves as chair of the Audit Committee. The Board of Directors has determined that Director Demetriou qualifies as an “audit committee financial expert” as defined under applicable Securities and Exchange Commission rules.

Our Board of Directors has adopted a written charter for the Audit Committee, which is available on our website at https://poncebank.gcs-web.com/corporate-governance/governance-overview. As more fully described in the Audit Committee Charter, the Audit Committee reviews the financial records and affairs of Ponce Financial Group, Inc. and monitors adherence in accounting and financial reporting to generally accepted accounting principles of the United States of America (“GAAP”). The Audit Committee of Ponce Financial Group, Inc. and Ponce Bank met 19 times each during the year ended December 31, 2022.

Compensation Committee. The Compensation Committee is comprised of Directors Alvarez, Demetriou, Feldman, Gurman, Lugo and Perez. Mr. Feldman serves as chair of the Compensation Committee. No member of the Compensation Committee is a current or former officer or employee of Ponce Financial Group, Inc. or Ponce Bank. The Compensation Committee met twice during the year ended December 31, 2022.

With regard to compensation matters, the Compensation Committee’s primary purposes are to discharge the Board’s responsibilities relating to the compensation of the Executive Chairman, President and Chief Executive Officer and other executive officers, to oversee Ponce Financial Group, Inc.’s compensation and incentive plans, policies and programs, and to oversee Ponce Financial Group, Inc.’s management development and succession plans for executive officers. Ponce Financial Group, Inc.’s Executive Chairman and President and Chief Executive Officer will not be present during any committee deliberations or voting with respect to their compensation. The Compensation Committee may form and delegate authority and duties to subcommittees as it deems appropriate.

The Compensation Committee operates under a written charter which is available on our website at https://poncebank.gcs-web.com/corporate-governance/governance-overview. This charter sets forth the responsibilities of the Compensation Committee and reflects the Compensation Committee’s commitment to create a compensation structure that encourages the achievement of long-range objectives and builds long-term value for our stockholders.

The Compensation Committee considers a number of factors in their decisions regarding executive compensation, including, but not limited to, the level of responsibility and performance of the individual executive officer, the overall performance of Ponce Financial Group, Inc., and a peer group analysis of compensation paid at institutions with a similar structure, history, size and complexity. The Compensation Committee also considers the recommendations of the President and Chief Executive Officer with respect to the compensation of executive officers other than the President and Chief Executive Officer.

Nomination Committee. The Nomination Committee is comprised of all independent directors except those whose terms are expiring and are eligible for re-nomination at the next Annual Meeting. For purposes of the 2023 Annual Meeting, directors Alvarez, Gurman and Lugo were members of the Nomination Committee. Mr. Lugo serves as chair of the Nomination Committee. It is the responsibility of the Nomination Committee to identify, evaluate, recruit and select qualified nominees as directors. The Nomination Committee met once during the year ended December 31, 2022.

The Nomination Committee has a formal charter with specific guidelines regarding diversity among board members, which is available on our website at https://poncebank.gcs-web.com/corporate-governance/governance-overview. The Nomination Committee seeks members who represent a mix of backgrounds that will reflect the diversity of our stockholders, employees, and customers, and experiences that will enhance the quality of the Board of Directors’ deliberations and decisions. Ponce Financial Group, Inc. is the holding company for a community bank, as such the Nomination Committee also seeks directors who can continue to strengthen Ponce Bank’s position in its community and can assist Ponce Bank with business development through business and other community contacts. Ponce Bank is a Minority Depository Institution (“MDI”) and, as such, the Nomination Committee also seeks directors who can continue to enable Ponce Bank to qualify as an MDI.

The Nomination Committee considers the following criteria in evaluating and selecting candidates for nomination:

• Contribution to Board — Ponce Financial Group, Inc. endeavors to maintain a Board of Directors that possesses a wide range of abilities. Thus, the Nomination Committee will assess the extent to which the candidate has contributed, or would contribute, to the range of talent, skill and expertise appropriate for the Board of Directors. The Nomination Committee will also take into consideration the number of public company boards of directors, other than Ponce Financial Group, Inc.’s, and committees thereof, on which the candidate serves. The Nomination Committee will consider carefully the time commitments of any candidate who would concurrently serve on the board of directors of another public company other than Ponce Financial Group, Inc.

• Experience — Ponce Financial Group, Inc. is the holding company for an insured depository institution. Because of the complex and heavily regulated nature of Ponce Financial Group, Inc.’s business, the Nomination Committee will consider a candidate’s relevant financial, regulatory and business experience and skills, including the candidate’s knowledge of the banking and financial services industries, familiarity with the operations of public companies and ability to read and understand fundamental financial statements, as well as real estate and legal experience.

• Familiarity with and Participation in Local Community — Ponce Financial Group, Inc. is a community-orientated organization that serves the needs of local consumers and businesses. Further, Ponce Bank is designated as a Minority Depository Institution, a Community Development Financial Institution, and a certified Small Business Administration lender under applicable regulations. In connection with the local character of Ponce Financial Group, Inc.’s business, the Nomination Committee will consider a candidate’s familiarity with Ponce Financial Group, Inc.’s market area (or a portion thereof), including without limitation the candidate’s contacts with and knowledge of local businesses operating in Ponce Financial Group, Inc.’s market area, knowledge of the local real estate markets and real estate professionals, experience with local governments and agencies and political activities, and participation in local business, civic, charitable or religious organizations.

• Integrity — Due to the nature of the financial services provided by Ponce Financial Group, Inc. and its subsidiaries, Ponce Financial Group, Inc. is in a special position of trust with respect to its customers. Accordingly, the integrity of the Board of Directors is of utmost importance to developing and maintaining customer relationships. In connection with upholding that trust, the Nomination Committee will consider a candidate’s personal and professional integrity, honesty and reputation, including, without limitation, whether a candidate or any entity controlled by the candidate is or has in the past been subject to any regulatory orders, involved in any regulatory or legal action, or been accused or convicted of a violation of law, even if such issue would not result in disqualification for service under Ponce Financial Group, Inc.’s Bylaws.

• Stockholder Interests and Dedication — A basic responsibility of directors is the exercise of their business judgment to act in what they reasonably believe to be in the best long-term interests of Ponce Financial Group, Inc., its stockholders and other stakeholders. In connection with such obligation, the Nomination Committee will consider a candidate’s ability to represent the best long-term interests of Ponce Financial Group, Inc., its stockholders and other stakeholders, including past service with Ponce Financial Group, Inc., Ponce Bank or Ponce De Leon Federal Bank and contributions to their operations, the candidate’s experience or involvement with other local financial services companies, the potential for conflicts of interests with the candidate’s other pursuits, and the candidate’s ability to devote sufficient time and energy to diligently perform his or her duties, including the candidate’s ability to personally attend board and committee meetings.

• Independence — The Nomination Committee will consider the absence or presence of material relationships between a candidate and Ponce Financial Group, Inc. (including those set forth in applicable Nasdaq listing standards) that might impact objectivity and independence of thought and judgment. In addition, the Nomination Committee will consider the candidate’s ability to serve on any Board committees that are subject to additional regulatory requirements (e.g. Securities and Exchange Commission regulations and applicable Nasdaq listing standards). If Ponce Financial Group, Inc. should adopt independence standards other than those set forth in the Nasdaq listing standards, the Nomination Committee will consider the candidate’s potential independence under such other standards.

• Gender and Ethnic Diversity — Ponce Financial Group, Inc. understands the importance and value of gender and ethnic diversity on a Board of Directors and will consider highly qualified women and individuals from minority groups to include in the pool from which candidates are chosen.

• Additional Factors — The Nomination Committee will also consider any other factors it deems relevant to a candidate’s nomination, including the extent to which the candidate helps the Board of Directors reflect the diversity of Ponce Financial Group, Inc.’s stockholders, employees, customers and communities. The Nomination Committee also may consider the current composition and size of the Board of Directors, the balance of management and independent directors, and the need for audit committee expertise.

The Nomination Committee identifies nominees by first evaluating the current members of the Board of Directors willing to continue in service, including the current members’ board and committee meeting attendance and performance, length of board service, experience and contributions, and independence. Current members of the Board of Directors with skills and experience that are relevant to Ponce Financial Group, Inc.’s business and who are willing to continue in service are considered for re-nomination, balancing the value of continuity of service by existing members of the Board of Directors with that of obtaining a new perspective. If there is a vacancy on the Board of Directors because any member of the Board of Directors does not wish to continue in service or if the Nomination Committee decides not to re-nominate a member for re-election, the Nomination Committee would determine the desired skills and experience of a new nominee (including a review of the skills set forth above), may solicit suggestions for director candidates from all board members and may engage in other search activities.

During the year ended December 31, 2022, Ponce Financial Group, Inc. did not pay a fee to any third party to identify or evaluate or assist in identifying or evaluating potential nominees for director.

The Nomination Committee may consider qualified candidates for director suggested by our stockholders. Stockholders can suggest qualified candidates for director by writing to our Corporate Secretary at 2244 Westchester Avenue, Bronx, New York 10462. The Nomination Committee has adopted a procedure by which stockholders may recommend nominees to the Board of Directors. Stockholders who wish to recommend a nominee must write to Ponce Financial Group, Inc.’s Corporate Secretary and such communication must include:

• All information relating to such nominee that would indicate such nominee’s qualification to serve on the Board of Directors;

• An affidavit that such nominee would not be disqualified under the provisions of Article II, Section 12 of the Ponce Financial Group, Inc. Bylaws;

• The information relating to such nominee that is required to be disclosed in connection with solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended, or any successor rule or regulation;

• A written consent of each proposed nominee to be named as a nominee and to serve as a director if elected;

• The name and address of such stockholder as they appear on Ponce Financial Group, Inc.’s books and of the beneficial owner, if any, on whose behalf the nomination is made;

• The class or series and number of shares of capital stock of Ponce Financial Group, Inc. which are owned beneficially or of record by such stockholder and such beneficial owner;

• A description of all arrangements or understandings between such stockholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such stockholder;

• A representation that such stockholder intends to appear in person or by proxy at the meeting to nominate the persons named in its notice; and

• Any other information relating to such stockholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Regulation 14A under the Exchange Act or any successor rule or regulation.

To be timely, a stockholder’s recommendation of a candidate for director must be received by the Corporate Secretary no more than 100 days and at least 90 days prior to the anniversary date of the prior year’s Annual Meeting of Stockholders.

Recommendations that are received and that satisfy the above requirements are forwarded to the Nomination Committee for further review and consideration, using the same criteria to evaluate the candidate as it uses for evaluating other candidates that it considers.

There is a difference between the recommendation of a candidate for director by a stockholder pursuant to this policy and a formal nomination (whether by proxy solicitation or in person at a meeting) by a stockholder. Stockholders have certain rights under applicable law with respect to formal nominations, and any such formal nomination must comply with applicable law and provisions of the Bylaws of Ponce Financial Group, Inc. See “Stockholder Proposals and Nominations.”

Executive Committee. The Executive Committee is comprised of Directors Feldman, Naudon and Tsavaris. Mr. Tsavaris serves as chair of the Executive Committee. The Executive Committee is empowered to carry out the responsibilities of the Board of Directors between board meetings. The Executive Committee did not meet during the year ended December 31, 2022.

Audit Committee Report

Ponce Financial Group, Inc.’s management is responsible for Ponce Financial Group, Inc.’s internal controls and financial reporting process. Ponce Financial Group, Inc.’s independent registered public accounting firm is responsible for performing an independent audit of Ponce Financial Group, Inc.’s consolidated financial statements and issuing an opinion on the conformity of those financial statements with GAAP. The Audit Committee oversees Ponce Financial Group, Inc.’s internal controls and financial reporting process on behalf of the Board of Directors.

In this context, the Audit Committee has met and held discussions with management and the independent registered public accounting firm. Management represented to the Audit Committee that Ponce Financial Group, Inc.’s consolidated financial statements were prepared in accordance with GAAP and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent registered public accounting firm. The Audit Committee discussed with the independent registered public accounting firm matters required to be discussed by Public Company Accounting Oversight Board (the “PCAOB”) Auditing Standard No. 1301, which include matters related to the conduct of the audit of Ponce Financial Group, Inc.’s consolidated financial statements.

In addition, the Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm, required by the applicable requirements of the PCAOB, regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm the firm’s independence from Ponce Financial Group, Inc. and its management. In concluding that the registered public accounting firm is independent, the Audit Committee considered, among other factors, whether the non-audit services provided by the firm were compatible with its independence.

The Audit Committee discussed with Ponce Financial Group, Inc.’s independent registered public accounting firm the overall scope and plans for its audit. The Audit Committee meets with the independent registered public accounting firm, with and without management present, to discuss the results of its examination, its evaluation of Ponce Financial Group, Inc.’s internal controls, and the overall quality of Ponce Financial Group, Inc.’s financial reporting.

In performing all of these functions, the Audit Committee acts only in an oversight capacity. In its oversight role, the Audit Committee relies on the work and assurances of Ponce Financial Group, Inc.’s management, which has the primary responsibility for financial statements and reports, and of the independent registered public accounting firm who, in its report, express an opinion on the conformity of Ponce Financial Group, Inc.’s consolidated financial statements to GAAP. The Audit Committee’s oversight does not provide it with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions with management and the independent registered public accounting firm do not assure that Ponce Financial Group, Inc.’s consolidated financial statements are presented in accordance with GAAP, that the audit of Ponce Financial Group, Inc.’s consolidated financial statements has been carried out in accordance with GAAP or that Ponce Financial Group, Inc.’s independent registered public accounting firm is “independent.”

In reliance on the reviews and discussions referred to above, the Audit Committee has recommended to the Board of Directors, and the Board of Directors has approved, that the audited consolidated financial statements be included in Ponce Financial Group, Inc.’s Annual Report on Form 10-K for the year ended December 31, 2022 for filing with the Securities and Exchange Commission. The Audit Committee also has approved, subject to stockholder ratification, the selection of Ponce Financial Group, Inc.’s independent registered public accounting firm for the year ending December 31, 2023.

Audit Committee of the Board of Directors

of

Ponce Financial Group, Inc.

Maria Alvarez

James C. Demetriou

William Feldman

Julio Gurman

Nick R. Lugo

James Perez

Transactions with Certain Related Persons

The Sarbanes-Oxley Act of 2002 generally prohibits publicly traded companies from making loans to their executive officers and directors, but it contains a specific exemption from such prohibition for loans made by federally insured financial institutions, such as Ponce Bank, to their executive officers and directors in compliance with federal banking regulations.

Ponce Bank currently has outstanding loans, either directly or indirectly, to directors Alvarez, Demetriou and Perez. All loans to directors are made in the ordinary course of business, made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable loans with persons not related to Ponce Bank and for which management believes neither involve more than the normal risk of collection nor present other unfavorable features.

Under the Audit Committee’s charter, the Audit Committee is responsible for reviewing and approving any related party transactions. Except as described above, since January 1, 2022, we and our subsidiaries have not had any transaction or series of transactions, or business relationships, nor are any such transactions or relationships proposed, in which the amount involved exceeds $120,000 and in which our directors or executive officers have a direct or indirect material interest.

Executive Compensation

We strive to provide a total compensation package that is competitive with market practice, including awards of variable compensation that appropriately recognize individual performance. In the aggregate, we believe our total compensation program provides the appropriate balance that enables us to ensure proper pay-performance alignment and does not incentivize inappropriate risk taking. Our objective is to pay competitive compensation for achieving performance goals consistent with our business goals and relative to performance of industry peers.

The table below summarizes the total compensation paid to or earned by our Executive Chairman, President and Chief Executive Officer, and Executive Vice President and Chief Financial Officer for the years ended December 31, 2022 and 2021. Each individual listed in the table below is referred to as a “named executive officer.”

Summary Compensation Table
							Nonqualified
						Non-Equity	Deferred
				Stock	Option	Incentive Plan	Compensation	All Other
	Fiscal	Salary	Bonus	Awards	Awards	Compensation	Earnings	Compensation	Total
Name and Principal Position	Year	($)	($)(1)	($)(2)	($)	($)	($)	($)(3)	($)
Steven A. Tsavaris,	2022	660,000	250,000	169,932	—	—	—	128,365	1,208,297
Executive Chairman	2021	668,038	225,000	—	—	—	—	251,690	1,144,728

Carlos P. Naudon,	2022	605,000	250,000	169,932	—	—	—	293,144	1,318,076
President and Chief Executive Officer	2021	612,369	275,000	—	—	—	—	303,280	1,190,649

Frank Perez,	2022	293,125	32,500	82,539	—	—	—	44,750	452,914
Executive Vice President and Chief Investor Relations Officer	2021	272,220	35,000	—	—	—	—	56,885	364,105

						Health,
						Life
		ESOP and		Deferred		and			Total All
		401(k) Profit		Compensation	Supplemental	Disability		Automobile	Other
	Fiscal	Sharing Plan		Plan	Compensation	Insurance		Allowance	Compensation
Name	Year	($)		($)	($)	($)		($)	($)
Steven A. Tsavaris	2022	49,664	(4)	—	—	48,687	(6)	30,014	128,365
	2021	74,550	(5)	100,000	—	48,653	(7)	28,487	251,690

Carlos P. Naudon	2022	49,447	(8)	160,500	—	52,886	(10)	30,312	293,144
	2021	64,250	(9)	160,500	—	52,852	(11)	25,678	303,280

Frank Perez	2022	18,822	(12)	—	—	12,928	(14)	13,000	44,750
	2021	31,550	(13)	—	—	13,335	(15)	12,000	56,885

(1)
Represents discretionary cash bonuses paid for the years ending December 31, 2022 and 2021.

(2)
Amounts included in the "Stock Awards" Columns for the year ended December 31, 2022, represent time-based grants under our 2018 Long-Term Incentive Plan that were made on April 1, 2022. Amounts related to stock unit awards are reported in the table above pursuant to applicable SEC regulations that require the full grant-date fair value of grants in the year in which such grants are made. Because grants vest (are earned) ratable over three years beginning April 1, 2023 for Mr. Tsavaris, Mr. Naudon, and Mr. Perez none of the named executive officers recognized any income from the awards during the year ended December 31, 2022.
(3)
A break-down of the various elements of compensation in this column is set forth in the adjacent table.
(4)
KSOP with 401(k) Provisions includes approximately $18,822 to be allocated to Mr. Tsavaris from the loan payment of $1,051,787 related to the ESOP, the value of which will be determined when final information is available and be based on Mr. Tsavaris’ qualified salary to total salary, the value of approximately $30,842 to be allocated to Mr. Tsavaris under the ESOP Equalization Plan for the plan year, both to be based on a $9.32 fair market value of Ponce Financial Group, Inc. common stock as of December 31, 2022, the final trading day of 2022.
(5)
ESOP and 401(k) Profit Sharing Plan includes approximately $24,800 to be allocated to Mr. Tsavaris from the loan payment of $1,014,002 related to the ESOP, the value of which will be determined when final information is available and be based on Mr. Tsavaris’ qualified salary to total salary, the value of approximately $41,200 to be allocated to Mr. Tsavaris under the ESOP Equalization Plan for the plan year, both to be based on a $14.50 fair market value of PDL Community Bancorp common stock as of December 31, 2021, the final trading day of 2021, and a $8,550 employer contribution to the 401(k) Profit Sharing Plan.
(6)
Includes $29,405 premium for life insurance and $19,282 premium for health insurance.
(7)
Includes $29,405 premium for life insurance and $19,248 premium for health insurance.
(8)
KSOP with 401(k) Provisions includes approximately $18,822 to be allocated to Mr. Naudon from the loan payment of $1,051,787 related to the ESOP, the value of which will be determined when final information is available and be based on Mr. Naudon’s qualified salary to total salary, the value of approximately $30,625 to be allocated to Mr. Naudon under the ESOP Equalization Plan for the plan year, both to be based on a $9.32 fair market value of Ponce Financial Group, Inc. common stock as of December 31, 2022, the final trading day of 2022.
(9)
ESOP and 401(k) Profit Sharing Plan includes approximately $24,800 to be allocated to Mr. Naudon from the loan payment of $1,014,002 related to the ESOP, the value of which will be determined when final information is available and be based on Mr. Naudon’s qualified salary to total salary, the value of approximately $30,900 to be allocated to Mr. Naudon under the ESOP Equalization Plan for the plan year, both to be based on a $14.50 fair market value of PDL Community Bancorp common stock as of December 31, 2021, the final trading day of 2021, and a $8,550 employer contribution to the 401(k) Profit Sharing Plan.
(10)
Includes $33,077 premium for disability insurance and $19,809 premium for health insurance.
(11)
Includes $33,077 premium for disability insurance and $19,775 premium for health insurance.
(12)
KSOP with 401(k) Provisions includes $18,882 allocated to Mr. Perez from the loan payment of $1,051,787 related to the ESOP, the value of which was determined based on Mr. Perez’s qualified salary to total salary, based on a $9.32 fair market value of Ponce Financial Group, Inc. common stock as of December 31, 2022, the final trading day of 2022.
(13)
ESOP and 401(k) Profit Sharing Plan includes $23,000 allocated to Mr. Perez from the loan payment of $1,014,002 related to the ESOP, the value of which was determined based on Mr. Perez’s qualified salary to total salary, based on a $14.50 fair market value of PDL Community Bancorp common stock as of December 31, 2021, the final trading day of 2021, and a $8,550 employer contribution to the 401(k) Profit Sharing Plan.
(14)
Includes $1,710 premium for life insurance, $1,335 premium for disability insurance, $981 for long-term care insurance and $8,902 premium for health insurance.
(15)
Includes $1,710 premium for life insurance, $1,335 premium for disability insurance, $894 for long-term care insurance and $9,396 premium for health insurance.

Employment Agreements

Ponce Bank. Ponce Bank has entered into employment agreements with Steven A. Tsavaris, Carlos P. Naudon and Frank Perez. The agreements reflect Mr. Tsavaris’ position as Executive Chairman of the Board of Directors, a salaried officer, Mr. Naudon’s position as President and Chief Executive Officer and Mr. Perez’s position as Executive Vice President and Chief Investor Relations Officer.

The agreements with Messrs. Tsavaris and Naudon are each for a three-year term beginning on March 16, 2017, Mr. Perez entered into a new employment agreement on April 26, 2023 for a one-year term. The agreements with Messrs. Tsavaris and Naudon are automatically extended for an additional year unless Ponce Bank or the executive provides a notice of nonrenewal to the other party at least 90 days prior to the end of the original or any extended term.

The agreement with Mr. Perez expires on the one-year anniversary of the agreement, unless the parties mutually agree in writing to extend the agreement

The employment agreements provide for minimum annual base salaries of $660,000, $600,000 and $350,000, respectively for Messrs. Tsavaris, Naudon and Perez. Each employment agreement also provides for discretionary incentive and/or bonus compensation, participation on generally applicable terms and conditions in other compensation and fringe benefit plans, and certain perquisites, four weeks paid vacation, and if the executive becomes disabled, long term disability benefits for the then remaining term of the agreement equal to 100% of the executive’s base salary. Mr. Naudon’s employment agreement also requires the Bank to contribute 10% of his base salary in effect as of July 1st of each year to the Bank’s supplemental employee retirement program (see “Deferred Compensation Plan” below). In addition, the agreements for Messrs. Tsavaris and Naudon provide for the use of an automobile and reimbursement of automobile-related expenses.

At any time, Ponce Bank may terminate an executive’s employment, with or without cause, and the executive may resign, with or without good reason. In the event Ponce Bank terminates Mr. Tsavaris or Mr. Naudon without cause or the executive resigns for good reason, as such terms are defined in the agreements, the executive will be entitled to the following severance benefits:

• An amount equal to three times (two times in the event of resignation for good reason) the sum of (i) the executive’s annual base salary in effect at the time of his termination; and (ii) annual incentive compensation and any other compensation received by the executive for the calendar year immediately preceding termination.

• An amount equal to the aggregate value of any shares of restricted stock, stock options or other awards issued to the executive under any plan adopted by Ponce Bank, Ponce Financial Group, Inc. or any affiliate thereof or any successor plan that are forfeited as a result of such termination, whether vested or unvested.

• An amount equal to the pro-rata annual bonus, if any, that the executive would have earned for the year in which the termination occurs based on the achievement of applicable performance goals for such year.

• If the executive is eligible for and elects to receive COBRA health continuation coverage, Ponce Bank will pay toward the cost of COBRA coverage for the executive and his family the amount Ponce Bank would have paid to provide health insurance to the executive if his employment had continued. Such payments shall continue for 24 months or the executive’s COBRA health continuation period, whichever ends earlier.

In the event Ponce Bank terminates Mr. Perez without cause or he resigns for good reason, subject to the execution (and non-revocation) of a release, Mr. Perez will be entitled to a lump sum payment of the remaining base salary for the remaining term of the employment agreement.

For purposes of the above severance benefits, “good reason” for resigning includes: a reduction in the executive’s base salary; a material reduction in the executive’s target annual incentive opportunity under any annual incentive compensation or incentive plan or program; a relocation of the executive’s principal place of employment outside of Bronx, Queens, Manhattan, Brooklyn, New York or Hudson County, New Jersey; or a material breach by Ponce Bank of any material provision of the employment agreement. In the case of Messrs. Tsavaris and Naudon, “good reason” also includes a material adverse change in the executive’s title, authority, duties or responsibilities (other than temporarily while the executive is physically or mentally incapacitated or as required by applicable law or as, contemplated by the employment agreement); a material adverse change in the reporting structure applicable to the executive; the failure of Ponce Bank to extend the employment agreement for an additional year; or the failure of the executive to be reappointed to the Board of Directors of Ponce Bank. The basis for good reason for any executive will not constitute good reason unless the executive gives Ponce Bank notice of the basis for good reason within 30 days after the initial existence of the basis for good reason and Ponce Bank does not cure the basis for good reason within 30 days after having received such notice.

In the event Messrs. Tsavaris or Naudon’s employment is involuntarily terminated by Ponce Bank for reasons other than for cause, disability or death, or the executive voluntarily resigns for good reason, in either case after a change in control of Ponce Bank, then in lieu of the severance benefits described above the executive will be entitled to the following severance benefits:

• An amount equal to 2.99 times his highest annual compensation for services rendered that was includible in the executive’s gross income (partial years being annualized) for the three taxable years immediately preceding the year during which the change in control occurred (or such shorter period as the executive was employed).

• An amount equal to the aggregate value of any shares of restricted stock, stock options or other awards issued to the executive under any plan adopted by Ponce Bank, Ponce Financial Group, Inc. or any affiliate thereof or any successor plan that are forfeited as a result of such termination, whether vested or unvested.

• If the executive is eligible for and elects to receive COBRA health continuation coverage, Ponce Bank will pay toward the cost of COBRA coverage for the executive and his family the amount Ponce Bank would have paid to provide health insurance to the executive if his employment had continued. Such payments shall continue for 24 months or the executive’s COBRA health continuation period, whichever ends earlier.

Any severance payments required under the employment agreements in connection with a change in control of Ponce Bank will be reduced to the extent necessary to avoid penalties under Section 280G of the Internal Revenue Code.

In the event Messrs. Tsavaris, Naudon or Perez’s employment is involuntarily terminated by Ponce Bank for cause or the executive resigns without good reason, the executive shall be entitled to receive only accrued but unpaid salary, vacation pay and bonuses, plus such additional benefits as the executive may be entitled to under any employee benefit plans sponsored by Ponce Bank.

The employment agreements with Messrs. Tsavaris, Naudon and Perez each provide that during the term of the agreement and for one year thereafter, the executive is generally prohibited from:

• competing with Ponce Bank within any county or borough in which Ponce Financial Group, Inc. or Ponce Bank or any of their affiliates maintains or has pending as of the termination date a filing for permission to establish a branch, loan production office, or mortgage production office;

• soliciting customers and employees of Ponce Bank; or

• interfering with any of the contracts or relationships of Ponce Financial Group, Inc., Ponce Bank or any of their affiliates with any independent contractor, customer, client or supplier.

Benefit Plans and Agreements

Ponce Bank Employee Stock Ownership Plan with 401(k) Provisions (the “KSOP”). Effective January 1, 2021, Ponce Bank amended and restated the terms of the Ponce Bank Employee Stock Ownership Plan and merged the Ponce Bank 401(k) Plan into the ESOP to form the KSOP. There were no changes to the provisions of the ESOP as discussed below. The KSOP is for eligible employees of Ponce Bank and those of its affiliates. The named executive officers are eligible to participate in the KSOP just like other employees. An employee must attain the age of 21 and will be eligible to participate in the 401(k) features of the KSOP in the quarter following thirty days of service and the ESOP feature of the KSOP upon the first entry date commencing on or after the eligible employee’s completion of one year of service.

401(k)Component. Under the 401(k) features of the KSOP (“401(k) Component”), a participant may elect to defer, on a pre-tax basis, the maximum amount as permitted by the Internal Revenue Code. For 2022, the salary deferral contribution limit was $20,500; provided, however, that a participant over age 50 may contribute an additional $6,500 to the 401(k) for a total of $27,000. In addition to salary deferral contributions, Ponce Bank may make discretionary matching contributions, discretionary profit sharing contributions or safe harbor contributions to the 401(k) Component. Discretionary matching contributions are allocated on the basis of salary deferral contributions. Discretionary profit sharing contributions are based on three classifications set forth in the 401(k) feature (i) Class A

— Chairman, President, and Executive Vice Presidents; (ii) Class B — Senior Vice Presidents, Vice Presidents and Assistant Vice Presidents; and (iii) Class C — all other eligible employees. The contribution for a class will be the same percentage of compensation for all participants in that class. If Ponce Bank decides to make a safe harbor contribution for a plan year, each participant will receive a contribution equal to 3% of his or her compensation for the plan year. Ponce Bank decided to make a safe harbor contribution to the 401(k) Component for the year ended December 31, 2022 of approximately $525,000 and made a safe harbor contribution to the 401(k) Component for the year ended December 31, 2021 of $548,684.

A participant is always 100% vested in his or her salary deferral contributions and safe harbor contributions. Discretionary matching and profit sharing contributions are 20% vested after two years of service, plus an additional 20% for each additional year of service; so all participants are fully vested in such contributions after six years of service. Participants also will become fully vested in his or her account balance in the 401(k) Component automatically upon normal retirement, death or disability, a change in control, or termination of the KSOP. Generally, participants will receive distributions from the KSOP upon separation from service in accordance with the terms of the governing document.

ESOP Component. On September 29, 2017, in connection with the Bank’s reorganization into the mutual holding company form of organization, the ESOP trustee purchased, on behalf of the ESOP, 723,751 shares of PDL Community Bancorp common stock, Ponce Financial Group, Inc.’s predecessor. The ESOP funded its stock purchase with a loan (“First ESOP loan”) from PDL Community Bancorp in the amount of $7,237,510, which was equal to the aggregate purchase price of the common stock. The First ESOP loan is being repaid principally through Ponce Bank’s contributions to the ESOP over the 15-year term of such loan. The interest rate for the First ESOP loan is 2.60%. Ponce Bank made a total contribution of $395,867 of the First ESOP loan for the year ended December 31, 2022. As of December 31, 2022, the outstanding balance of the First ESOP loan was $4,059,590.

On January 27, 2022, concurrent with the completion of the conversion and reorganization of Ponce Bank Mutual Holding Company from a mutual form to a stock form of organization and the merger of PDL Community Bancorp with and into Ponce Financial Group, Inc., the shares of PDL Community Bancorp common stock held by the KSOP were converted into 977,880 shares of Ponce Financial Group, Inc. common stock.

On January 27, 2022, the KSOP trustee purchased, on behalf of the ESOP feature of the KSOP (“ESOP Component”), an additional 1,097,353 shares of Ponce Financial Group, Inc. common stock, or 4.44% of the total number of shares of Ponce Financial Group, Inc. common stock outstanding on January 27, 2022 (including shares issued to the Foundation). The KSOP funded this stock purchase with a loan (“Second ESOP loan”) from Ponce Financial Group, Inc. in the amount of $10,973,530, which was equal to the aggregate purchase price of the common stock. The Second ESOP loan is being repaid principally through Ponce Bank’s contributions to the ESOP Component over the 15-year term of such loan. The interest rate for the Second ESOP loan is 1.822%. Ponce Bank made a total contribution of $665,914 of the Second ESOP loan for the year ended December 31, 2022. As of December 31, 2022, the outstanding balance of the Second ESOP loan was $10,317,610.

The trustee of the trust funding the KSOP holds the shares of Ponce Financial Group, Inc. common stock purchased by the KSOP in an unallocated suspense account, and shares will be released from the suspense account on a pro-rata basis as the loans are repaid. The trustee will allocate the shares released among participants on the basis of each participant’s proportional share of qualifying compensation relative to all participants participating in the ESOP Component. A participant will become 100% vested in his or her account balance in the ESOP Component after three years of service. In addition, participants will become fully vested in his or her account balance in the ESOP Component automatically upon normal retirement, death or disability, a change in control, or termination of the KSOP. Generally, participants will receive distributions from the KSOP upon separation from service in accordance with the terms of the plan document. The KSOP reallocates any unvested shares of Ponce Financial Group, Inc. common stock forfeited upon termination of employment among the remaining participants in the ESOP Component.

The KSOP permits participants to direct the trustee as to how to vote the shares of Ponce Financial Group Inc. common stock allocated to their accounts. The trustee will vote unallocated shares and allocated shares for which participants do not timely provide instructions on any matter in the same ratio as those shares for which participants provide timely instructions, subject to fulfillment of the trustee’s fiduciary responsibilities.

Under applicable accounting requirements, Ponce Bank will record a compensation expense for the ESOP at the fair market value of the shares as they are committed to be released from the unallocated suspense account to participants’ accounts, which may be more or less than the original issue price. The compensation expense resulting from the release of the common stock from the suspense account and allocation to plan participants will result in a corresponding reduction in the earnings of Ponce Financial Group, Inc.

2018 Long-Term Incentive Plan. Pursuant to the approval of stockholders on October 30, 2018, Ponce Financial Group, Inc.’s predecessor, PDL Community Bancorp, implemented the 2018 Long-Term Incentive Plan (the “Incentive Plan”) for the benefit of directors and senior management. The purpose of our Incentive Plan is to advance the interests of Ponce Financial Group, Inc. and its stockholders by providing senior management and outside directors, upon whose judgment, initiative and efforts the success of our business largely depends, with an additional incentive to perform in a superior manner. The Incentive Plan was designed to reward seniority as well as longevity and to attract and retain people of experience and ability.

The Incentive Plan is administered by the Compensation Committee of our Board of Directors. The Compensation Committee has full power to select, from among the individuals eligible for awards, the individuals to whom awards will be granted, to make any combination of awards to participants, and to determine the specific terms and conditions of each award, subject to the provisions of the Incentive Plan.

As adopted, the maximum number of shares of common stock to be issued under the Incentive Plan is 1,248,469. Of the 1,248,469 shares, the maximum number of shares of common stock that may be awarded pursuant to the exercise of stock options and stock appreciation rights (“SARs”) is 891,764 shares (all of which may be granted as incentive stock options), and the number of shares of common stock that may be issued as restricted stock awards or restricted stock units is 356,705 shares. However, the Incentive Plan contains a flex feature that provides that awards of restricted stock and restricted stock units in excess of the 356,705 share limitation may be granted but each share of stock covered by such excess award shall reduce the 891,764 share limitation for awards of stock options and SARs by 3.0 shares of common stock. 462,522 possible awards of stock options were converted into 154,174 restricted stock units in 2018 and 45,000 possible awards of stock options into 15,000 restricted stock units in 2020 and 191,145 awards of stock options into 63,715 restricted stock units in 2022.

Under the Incentive Plan, grants equal to 674,645 shares were made on December 4, 2018, which included 119,176 incentive options to executive officers, 44,590 non-qualified options to outside directors, 322,254 restricted stock units to executive officers, 40,000 restricted stock units to non-executive officers and 148,625 restricted stock units to outside directors. During the year ended December 31, 2020, 40,000 incentive options and 15,000 restricted stock units were awarded to non-executive officers under the Incentive Plan. Awards to directors generally vest 20% annually beginning with the first anniversary of the date of grant. Awards to a director with fewer than five years of service at the time of grant vest over a longer period and will not become fully vested until the director has completed ten years of service. Awards to the executive officer who is not a director vest 20% annually and began on December 4, 2020. On April 1, 2022, the Company awarded 23,718 incentive options to an executive officer, 30,659 incentive options to non-executive officers and 13,952 non-qualified options to an outside director. In addition, on April 1, 2022, the Company awarded 40,460 restricted stock units to executive officers and 23,255 restricted stock units to outside directors. Awards to directors and executive officers vested at the earliest on December 4, 2019, and vest at the latest on January 31, 2028. Outstanding restricted stock units do not pay or accumulate dividend equivalents during the applicable vesting period.

On January 27, 2022, in connection with the completion of the conversion and reorganization referred to above, all then outstanding stock options and restricted stock units previously granted under the Incentive Plan and all stock options and/or restricted stock units not yet granted under the Incentive Plan were exchanged for new stock options and restricted stock units in the name of Ponce Financial Group, Inc. and its common stock, as applicable, pursuant to the designated exchange ratio related to the conversion and reorganization. All such awards continue to be subject to the applicable terms of the Incentive Plan and the related award agreement.

As of December 31, 2022, the maximum number of stock options and the maximum number of shares of common stock available to be issued as restricted stock units remaining to be awarded under the Incentive Plan were 4,883 and 0, respectively. If the Incentive Plan’s flex feature described above were fully utilized, the maximum number of shares of common stock that may be awarded as restricted stock units would be 1,611, but would eliminate the availability of stock options and SARs available for awarding.

Equity Compensation Plan Information at December 31, 2022

Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
	(a)	(b)	(c)
Equity Compensation Plans Approved by Security Holders	598,461	$9.15(1)	4,883
Equity Compensation Plans not Approved by Security Holders	—		—
Total	598,461	$9.15(1)	4,883

(1)
Outstanding stock options (352,621) have a weighted-average exercise price of $8.97 per share. Outstanding restricted stock units (245,840) have no exercise price.

A summary of Ponce Financial Group, Inc.’s restricted stock unit awards activity for the year ended December 31, 2022 is as follows:

	December 31, 2022
	Number of Shares	Weighted- Average Grant Date Fair Value Per Share
Non-vested, beginning of year	237,687	$12.65
Conversion and reorganization	93,933	—
Granted	63,715	10.44
Vested	(149,495)	9.11
Forfeited	—	—
Non-vested at December 31	245,840	$9.40

A summary of Ponce Financial Group, Inc.’s stock option awards activity for the year ended December 31, 2022 is as follows:

	December 31, 2022
	Options	Weighted- Average Exercise Price Per Share
Outstanding, beginning of year	203,766	$12.02
Conversion and reorganization	80,526	—
Granted	68,329	10.44
Exercised	—	—
Forfeited	—	—
Outstanding at December 31	352,621	$8.97
Exercisable at December 31	190,508	$8.83

The following table sets forth at December 31, 2022 certain information for stock options and restricted stock units awarded to named executive officers.

Table of Outstanding Equity Awards at December 31, 2022

Equity
Incentive
										Equity	Plan
										Incentive	Awards:
				Equity						Plan	Market or
				Incentive					Market	Awards:	Payout
				Plan Awards:					Value of	Number of	Value of
				Number of			Number of		Shares or	Unearned	Unearned
	Number of	Number of		Securities			Shares or		Units of	Shares, Units	Shares, Units
	Securities	Securities		Underlying			Units of		Stock	or Other	of Other
	Underlying	Underlying		Unexercised	Option		Stock That		That	Rights That	Rights That
	Unexercised	Unexercised		Unearned	Exercise	Option	Have Not		Have Not	Have Not	Have Not
	Options (#)	Options (#)		Options	Price	Expiration	Vested		Vested	Vested	Vested
Name	Exercisable	Unexercisable		(#)	($)	Date	(#)		($)(1)	($)	($)
Steven A. Tsavaris	49,767	12,442	(2)	—	9.15	12/03/2028	57,750	(3)	538,230	—	—
Carlos P. Naudon	49,767	12,442	(2)	—	9.15	12/03/2028	57,750	(3)	538,230	—	—

(1) Based on a $9.32 fair market value of Ponce Financial Group, Inc. common stock as of December 30, 2022, the final trading day of 2022.

(2) The 12,442 unexercised options will vest on December 4, 2023.

(3) Includes 41,473 shares that will vest on December 4, 2023. Of the remaining16,277 awards, 5,425 shares vested on April 1, 2023, 5,425 shares will vest on April 1, 2024 and the remaining will vest on April 1, 2025.

ESOP Equalization Plan. Ponce Bank has adopted the Ponce Bank ESOP Equalization Plan (“Equalization Plan”), a nonqualified plan that provides notional contributions for certain executives approved by the Compensation Committee of Ponce Bank who are prevented from receiving full contributions to and allocation under the ESOP due to limitations on: (i) the maximum annual compensation that may be recognized under the ESOP for benefit computation purposes pursuant to Section 401(a)(17) of the Internal Revenue Code ($305,000 for 2022); and (ii) the maximum annual additions to the ESOP pursuant to Internal Revenue Code Section 415(b). The Equalization Plan is designed to equalize contributions and allocations for those that fall below and above these limitations. Currently, only Mr. Tsavaris and Mr. Naudon are approved to participate in the Equalization Plan. No amounts will be credited under the Equalization Plan until contributions are made to the ESOP.

A participant’s balance under the Equalization Plan will be paid to him in a single lump sum within 90 days after his termination of service. However, as required by Section 409A of the Internal Revenue Code, which governs deferred compensation plans, payments to certain specified employees of a publicly-traded corporation following separation from service cannot be paid until six months following separation from service except following the death of the participant. Any payment that would have been distributed from the Equalization Plan to such a participant during the six-month period following separation from service, will be accumulated and paid to the participant in a single lump sum as soon as administratively practicable following the end of the six-month period or the participant’s death, if applicable.

The Equalization Plan is entirely unfunded. Employees who participate in the Equalization Plan have only the rights of general unsecured creditors with respect to any rights under the Equalization Plan.

Deferred Compensation Plan. Ponce Bank has adopted a nonqualified deferred compensation plan that covers certain members of management or highly compensated employees designated by Ponce Bank. Mr. Tsavaris and Mr. Naudon are the only executives currently designated to participate in the plan. Under the plan Ponce Bank periodically makes contributions to notional accounts designated for the benefit of Mr. Tsavaris and Mr. Naudon. Under the plan, contributions are discretionary in amount, however, the employment agreement between Ponce Bank and Mr. Naudon requires Ponce Bank to make contributions to the plan during the term of the employment agreement equal to 10% of his base salary. Ponce Bank contributed on behalf of Mr. Naudon $160,500 each for the years ended December 31, 2022 and 2021, respectively. Ponce Bank contributed on behalf of Mr. Tsavaris $100,000 for the year ended December 31, 2021. No contribution was made on behalf of Mr. Tsavaris for the year ended December 31, 2022. The accounts are periodically credited with earnings based on hypothetical investments within the notional account as directed by Mr. Tsavaris and Mr. Naudon. At December 31, 2022, the total amount accrued under the plan for Mr. Naudon, including earnings, was $743,240 and for Mr. Tsavaris was $73,520.

Amounts credited under the plan are fully vested at all times and will be distributed to Mr. Tsavaris and Mr. Naudon upon the termination of his employment with Ponce Bank for any reason or a change in control of Ponce Bank. In the event of Mr. Tsavaris’ or Mr. Naudon’s death while employed by Ponce Bank, the total amount credited under the plan for his benefit will be distributed to his designated beneficiaries.

The Deferred Compensation Plan is entirely unfunded. Employees who participate in the Deferred Compensation Plan have only the rights of general unsecured creditors with respect to any rights under the Deferred Compensation Plan.

Directors Compensation

Non-employee directors earn an annual fee of $48,000 per year. Non-employee directors also currently receive fees of $500 per month ($1,000 per month for the lead director) for service on the committees of the board of directors. Executive officers serving on the board of directors do not receive director’s compensation for such service. Each person who serves as a director of Ponce Financial Group, Inc. also serves as a director of Ponce Bank and earns a monthly fee only in his or her capacity as a board or committee member of Ponce Bank.

The following table sets forth for the year ended December 31, 2022 certain information as to the total remuneration we paid to our directors who were not executive officers.

Directors Compensation Table For the Year Ended December 31, 2022

	Fees				Nonqualified
	Earned			Non-Equity	Deferred
	or Paid	Stock	Option	Incentive Plan	Compensation	All Other
	in Cash	Awards	Awards	Compensation	Earnings	Compensation	Total
Name	($)	($)(1)	($)(1)	($)	($)	($)(2)	($)
Maria Alvarez	54,000	—	53,715	—	—	30,000	137,715
James C. Demetriou	60,000	48,556	—	—	—	30,000	138,556
William Feldman	54,000	48,556	—	—	—	30,000	132,556
Julio Gurman	54,000	48,556	—	—	—	30,000	132,556
Nick R. Lugo	54,000	48,556	—	—	—	27,000	129,556
James Perez	40,500	48,556	—	—	—	22,500	111,556

(1) 4,651 shares were awarded to James C. Demetriou., William Feldman, Julio Gurman, Nick Lugo and James Perez. 13,952 stock options were awarded to Maria Alvarez.

(2) Represents allowances for health insurance costs for directors.

PAY VERSUS PERFORMANCE

As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(v) of Securities and Exchange Commission Regulation S-K, we are providing the following information about the relationship between “compensation actually paid” to our Principal Executive Officer (“PEO”) and to our Non-PEO NEOs and certain financial performance of the Company. Compensation actually paid, as determined under Securities and Exchange Commission requirements, does not reflect the actual amount of compensation earned by or paid to our executive officers during a covered year.

Value of Initial
			Average		Fixed $100
			Summary	Average	Investment
	Summary		Compensation	Compensation	Based On
	Compensation	Compensation	Table Total for	Actually Paid	Total
	Table Total for	Actually Paid	Non-PEO	to Non-PEO	Shareholder	Net (Loss)
Year	PEO ($)(1)	to PEO ($)(3)	NEOs ($)(2)	NEOs ($)(2)	Return ($)	Income ($)
2022	1,318,076	1,308,266	830,606	837,115	123.77	(30,000,618)
2021	1,190,649	1,629,394	754,417	1,041,478	137.98	25,414,668

___________

(1) The PEO for each of 2022 and 2021 is Mr. Naudon.

(2) The non-PEO named executive officers for 2022 and 2021 are Mr. Tsavaris and Mr. Frank Perez.

(3) The dollar amounts reported represent the "compensation actually paid," or CAP, to the PEO and the Non-PEO, NEOs, respectively as computed in accordance with Item 402(v) of Securities and Exchange Commission Regulation S-K The dollar amounts do not reflect the actual amount of compensation earned by or paid to the PEO or the Non-PEO NEOs.

Compensation actually paid for each of the years presented in the table, as calculated in accordance with Securities and Exchange Commission regulations and presented in the Summary Compensation Table (“SCT”), was as follows:

	2022		2021
		Average Non-		Average Non-
	PEO	PEO NEO	PEO	PEO NEO
Total compensation as reported in SCT	$1,318,076	$830,606	$1,190,649	$754,417
Fair value of equity awards granted during fiscal year	(169,932)	(126,236)	—	—
Fair value of equity compensation granted in current year at year end	151,702	112,693	—	—
Change in fair value from end of prior fiscal year to end of current fiscal year for awards made in prior fiscal years that were unvested at end of current fiscal year	(45,371)	(30,485)	237,226	148,540
Change in fair value from end of prior fiscal year to vesting date for awards made in prior fiscal years that vested during current fiscal year	53,791	50,537	201,519	138,521
Compensation Actually Paid	$1,308,266	$837,115	$1,629,394	$1,041,478

For 2021 to 2022, the compensation actually paid to our PEO and the average of the compensation actually paid to the other Non-PEO NEOs decreased by 20% and 20%, respectively, compared to a 10% decrease in our TSR and a 218% decrease in net (loss) income over the same time horizon.

PROPOSAL II — RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

The Audit Committee of Ponce Financial Group, Inc. has approved the engagement of Mazars USA LLP to be our independent registered public accounting firm for the year ending December 31, 2023, subject to the ratification of the engagement by our stockholders. At the Annual Meeting, stockholders will consider and vote on the ratification of the Audit Committee’s engagement of Mazars USA LLP for the year ending December 31, 2023. A representative of Mazars USA LLP is anticipated to attend the Annual Meeting and may respond to appropriate questions and make a statement if he or she so desires.

Even if the engagement of Mazars USA LLP is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such change would be in the best interests of Ponce Financial Group, Inc. and its stockholders.

Set forth below is certain information concerning aggregate fees billed for professional services rendered by Mazars USA LLP during the years ended December 31, 2022 and 2021.

	Years Ended December 31,
	2022	2021
Audit Fees	$414,420	$369,534
Audit -conversion and reorganization	$—	$309,822
Audit -Related Fees	$72,000	$67,021

Audit Fees. Audit Fees include aggregate fees billed for professional services for the audit of Ponce Financial Group, Inc.’s, annual consolidated financial statements for the year ended December 31, 2022 and as the successor by merger with PDL Community Bancorp, for the year ended December 31, 2021, and the limited reviews of quarterly condensed consolidated financial statements included in periodic reports filed with the Securities and Exchange Commission during 2022 and 2021, including out of pocket expenses.

Audit-Related Fees. Audit-Related Fees include fees billed for professional services rendered related to audits of employee benefit plans during the fiscal years ended December 31, 2022 and 2021.

The Audit Committee has considered whether the provision of audit-related and non-audit services, are compatible with maintaining the independence of Mazars USA LLP. The Audit Committee concluded that performing such services does not affect the independence of Mazars USA LLP in performing its function as our independent registered public accounting firm.

The Audit Committee’s current policy is to pre-approve all audit, audit-related and non-audit services provided by the independent registered public accounting firm, either by approving an engagement prior to the engagement or pursuant to a pre-approval policy with respect to particular services, subject to the de minimus exceptions for non-audit services described in Section 10A(i)(1)(B) of the Securities Exchange Act of 1934, as amended. These services may include audit services, audit-related services, and other services. The Audit Committee may delegate pre-approval authority to one or more members of the Audit Committee when expedition of services is necessary. The independent registered public accounting firm and management are required to periodically report to the full Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date. The Audit Committee pre-approved 100% of audit-related fees billed and paid during the year ended December 31, 2022, as indicated in the table above.

The Board of Directors recommends a vote “FOR” the ratification of Mazars USA LLP as independent registered public accounting firm for the year ending December 31, 2023.

PROPOSAL III — APPROVAL OF THE PONCE FINANCIAL GROUP, INC. 2023 LONG-TERM INCENTIVE PLAN

On April 13, 2023, our Board, on the recommendation of our Compensation Committee, adopted the Ponce Financial Group, Inc. 2023 Long-Term Incentive Plan (the “Plan”), subject to the approval of our stockholders. The Board believes that stock options, restricted stock and other stock-based incentive awards can play an important role in the success of the Company by encouraging and enabling the officers, employees, consultants, and non-employee directors of the Company and its subsidiaries, including Ponce Bank (the “Bank”), upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its businesses, to acquire an ownership stake in the Company, thereby stimulating their efforts on the Company’s behalf and strengthening their desire to remain with the Company. The Plan will be effective upon the approval of our stockholders.

The Plan is intended to provide to the Company the flexibility to grant equity awards to the officers, employees, consultants, and non-employee directors of the Company and its subsidiaries, including Ponce Bank, in order to attract, retain and motivate the talented and qualified employees and consultants necessary for our continued growth and success. The Plan takes into account the differences in each type of award in accounting, tax treatment, utility as an incentive for performance and impact on overall stockholder value. The Plan contains a weighting flex feature which reduces the number of non-premium options or stock appreciation rights (“SARs”) available under the Plan by a ratio of 3:1 for grants of restricted stock or restricted stock units in excess of a threshold number. Below is a table showing the maximum number of awards under the Plan, the maximum number of awards by type and the impact of the application of the flex feature awarding the absolute maximum shares of restricted stock or restricted stock units on the number of non-premium options and SARs available for grant, in each case disregarding shares held by Ponce Bank Mutual Holding Company. The Plan requires a percentage of options are granted only as premium options, with a premium exercise price for each 20% tranche of options that increases over the option’s 5-year vesting period and are not subject to the flex feature. The new premium option provision is discussed further under the Stock Options section below.

The below table summarizes the percentage each award category under the Plan constitutes of the Company’s total shares outstanding as of April 17, 2023.

Total Shares Outstanding as of April 17, 2023	24,884,735

Maximum Shares Under Plan	1,920,368
Percentage	7.7%

Maximum Options and SARs Under Plan	1,371,691
Percentage	5.5%

Minimum Premium Options Under Plan	480,092
Percentage	1.9%

Maximum Restricted Stock and Restricted Stock Units Without Application of Flex Feature	548,677
Percentage	2.2%

Absolute Maximum of Restricted Stock or Restricted Stock Units Under Plan with Full Application of Flex Feature	845,877
Percentage	3.4%

A COPY OF THE PLAN IS ATTACHED AS EXHIBIT A TO THIS PROXY STATEMENT AND IS INCORPORATED HEREIN BY REFERENCE.

Summary of Material Features of the Plan

The material features of the Plan are:

•

The maximum number of shares of common stock to be issued under the Plan is 1,920,368; provided that the maximum number of shares that may be delivered pursuant to the exercise of stock options or SARs (all of which may be granted in the form of incentive stock options, and at least 480,092 shares of which must be premium options) is 1,371,691 and the number of shares that may be issued as restricted stock awards or restricted stock units is 548,677 without reducing available options or SARs. In the event that restricted stock or restricted stock units are awarded in excess of 548,677 shares, then the maximum number of options or SARs that can be issued is reduced by three (3) shares for each share of restricted stock or a restricted stock unit awarded in excess of 548,677 shares. If no options or SARs are issued under the Plan, a maximum of 845,877 shares in connection with restricted stock or restricted stock units could be issued. (845,877 = 548,677 + (891,599/3));

•	The types of awards permitted by the Plan include stock options (both incentive and stock), SARs, restricted stock, restricted stock units, and dividend equivalent rights;
•	Award are subject to a minimum 5-year graded vesting period (20% on each anniversary of the date of grant), subject to limited exceptions for death, disability, and change of control;
•

Premium options have a premium exercise price set above fair market value that is set at a specified percentage over fair market value for each 20% tranche of options, with such specified percentage higher year-over-year during the 5-year vesting period;

•

Shares tendered or held back for taxes will not be added back to the reserved pool under the Plan. Upon the exercise of a SAR, the full number of shares underlying the award will be charged to the reserved pool. Additionally, shares we reacquire on the open market will not be added to the reserved pool under the Plan;

•

Stock options and stock appreciation rights will not be re-priced in any manner without stockholder approval (this prohibition does not apply to adjustments permitted under the Plan in the event of capital changes, e.g., stock splits.);

•	Dividends and dividend equivalent rights may be paid only if the related award becomes vested;

•	Any material amendment to the Plan is subject to approval by our stockholders; and

•	The term of the Plan will expire ten years after the Plan is approved by stockholders, but no incentive stock options can be granted after April 13, 2033.

Based solely on the closing price of our stock on April 17, 2023, under the Plan, the maximum aggregate market value of the common stock, as determined for financial reporting purposes, that could potentially be issued under the Plan assuming the maximum number of options or SARs are granted or the maximum number (including excess awards) of restricted stock awards or restricted stock units are granted is $10,712,907 and $6,606,299, respectively. The shares of common stock underlying any awards that are forfeited, canceled or otherwise terminated, other than by exercise, under the Plan will be added back to the shares of common stock available for issuance under the Plan. Shares tendered or held back upon exercise of a stock option or settlement of an award under the Plan to cover the exercise price or tax withholding and (ii) shares subject to a SAR that are not issued in connection with the stock settlement of the SAR upon exercise thereof, will not be added back to the shares of common stock available for issuance under the Plan. In addition, shares of common stock repurchased on the open market will not be added back to the shares of common stock available for issuance under the Plan.

Summary of the Plan

The following description of certain features of the Plan is intended to be a summary only. The summary is qualified in its entirety by the full text of the Plan, which is attached hereto as Exhibit A.

Administration. The Plan is administered by the Compensation Committee of our Board, or a similar committee comprised of at least two non-employee directors. It is anticipated that the Plan will be administered by the Compensation Committee. The Compensation Committee has full power to select, from among the individuals eligible for awards, the individuals to whom awards will be granted, to make any combination of awards to participants, and to determine the specific terms and conditions of each award, subject to the provisions of the Plan.

Eligibility. All full-time and part-time officers, employees, consultants, and non-employee directors of the Company and its subsidiaries and affiliates, including Ponce Bank, are eligible to participate in the Plan, subject to the discretion of the Compensation Committee.

Plan Limits And Flex Feature. The maximum number of shares of common stock to be issued under the Plan is 1,920,368. The maximum number of shares of common stock that may be awarded pursuant to the exercise of stock options and SARs is 1,371,691 shares (all of which may be granted as incentive stock options, and at least 480,092 shares of which must be premium options), and the number of shares of common stock that may be issued as restricted stock awards or restricted stock units is 548,677 shares. However, the Plan contains a flex feature that provides that Awards of restricted stock and restricted stock units in excess of the 548,677 share limitation may be granted but each share of stock covered by such excess award shall reduce the 891,599 share limitation for awards of non-premium options and SARs by 3.0 shares of stock.

Individual Award Limits. No individual may be granted awards that exceed 25% of either of the Plan limitations on: (i) the maximum number of shares of stock subject to awards of options and SARs; or (ii) the maximum number of shares of stock subject to awards (including excess awards) of restricted stock and restricted stock units. In addition, the maximum dollar value of any awards to one individual during any calendar year may not exceed $2,500,000 ($500,000 in the case of a non-employee director) based on the fair value of the awards on the date(s) of the grant as determined for financial reporting purposes.

Director Award Limits. No non-employee director may be granted awards that exceed 5% of either of the Plan limitations on: (i) the maximum number of shares of stock subject to awards of options and SARs; or (ii) the maximum number of shares of stock subject to awards of restricted stock and restricted stock units. In addition, non-employee directors in the aggregate may not be granted awards that exceed 30% of either of such Plan limitations.

Stock Options. The Plan permits the granting of (1) options to purchase common stock intended to qualify as incentive stock options under Section 422 of the Code (“incentive stock options”) and (2) options that do not so qualify (“non-qualified stock options”). Options granted under the Plan will be non-qualified stock options if they fail to qualify as incentive stock options or exceed the annual limit on incentive stock options. Incentive stock options may only be granted to employees of the Company and its subsidiaries. Non-qualified stock options may be granted to any persons eligible to receive awards under the Plan. In addition, the Plan requires that 35% of the options authorized under the Plan are granted as premium options, which are performance-based awards that tie performance of the Company and Ponce Bank to the reward to the grantee. All options are subject to a minimum of five-year graded vesting (20% on each anniversary of the date of grant).

•
Exercise Price for Premium Options. Each annual tranche (20% of the award) will have a separate premium exercise price that is set above fair market value on the date of grant and increasing over the 5-year period. The premium exercise price per option will be equal to the sum of the base price (the greater of the 30-day average closing trading price of a share or the closing trading price on the date of grant) and the premium for the annual tranche, beginning with 10% (applicable to options vesting on 1st anniversary of date of grant), 12% (applicable to options vesting on 2nd anniversary of date of grant), 14% (applicable to options vesting on 3rd anniversary of date of grant), 16% (applicable to options vesting on 4th anniversary of date of grant), and 18% (applicable to options vesting on 5th anniversary of date of grant). As an example, if the base price is $10, the premium exercise price for each 20% tranche is: 1st tranche ($11/share), 2nd tranche ($11.20/share), 3rd tranche ($11.40/share), 4th tranche ($11.60/share), and 5th tranche ($11.80/share).

•
Exercise Price for Non-Premium Options. The option exercise price of each non-premium option will be determined by the Compensation Committee but may not be less than 100% of the fair market value of the common stock on the date of grant (110% in the case of any incentive option granted to a 10%

stockholder of the Company). Fair market value for this purpose will be the last reported sale price of the shares of common stock on the NASDAQ Global Market on the date of grant.

The exercise price of an option may not be reduced after the date of the option grant, other than to appropriately reflect changes in our capital structure. The term of each option will be fixed by the Compensation Committee and may not exceed ten years from the date of grant (5 years in the case of any incentive option granted to a 10% stockholder of the Company). The Compensation Committee will determine at what time or times each option may be exercised. Options may be made exercisable in installments and the exercisability of options may be accelerated by the Compensation Committee in circumstances involving the grantee’s death, disability, or Change in Control. In general, unless otherwise permitted by the Compensation Committee, no option granted under the Plan is transferable by the optionee other than by will or by the laws of descent and distribution or pursuant to a domestic relations order, and options may be exercised during the optionee’s lifetime only by the optionee, or by the optionee’s legal representative or guardian in the case of the optionee’s incapacity.

Upon exercise of an option, the option exercise price must be paid in full either in cash, by certified or bank check or other instrument acceptable to the Compensation Committee or by delivery (or attestation to the ownership) of shares of common stock that are beneficially owned by the optionee and that are not subject to risk of forfeiture. Subject to applicable law, the exercise price may also be delivered to the Company by a broker pursuant to irrevocable instructions to the broker from the optionee. In addition, the Compensation Committee may permit stock to be exercised using a net exercise feature which reduces the number of shares issued to the optionee by the number of shares with a fair market value equal to the exercise price.

To qualify as an incentive stock option, an option must meet additional federal tax requirements, including a $100,000 limit on the value of shares subject to incentive stock options that first become exercisable by a participant in any one calendar year.

Stock Appreciation Rights. The Compensation Committee may award SARs subject to such conditions and restrictions as the Compensation Committee may determine. SARs entitle the recipient to shares of common stock equal to the value of the appreciation in the stock price over the exercise price multiplied by the number of SARs granted. The exercise price is the fair market value of the common stock on the date of grant. The term of a stock appreciation right may not exceed ten years.

Restricted Stock. The Compensation Committee may award shares of common stock to participants subject to such conditions and restrictions as the Compensation Committee may determine. These conditions and restrictions may include the achievement of certain performance goals and/or continued employment with us through a specified restricted period. During the vesting period, restricted stock awards may be credited with dividend equivalent rights (but dividend equivalents payable with respect to restricted stock awards with vesting tied to the attainment of performance criteria shall not be paid unless and until such performance conditions are attained). Under the Plan, restricted stock awards in excess of the 548,677 share limitation may be granted but each share of stock covered by such excess award shall reduce the 891,599 share limitation for awards of non-premium options and SARs by 3.0 shares of stock.

Restricted Stock Units. The Compensation Committee may award restricted stock units to participants. Restricted stock units are ultimately payable in the form of shares of common stock subject to such conditions and restrictions as the Compensation Committee may determine. These conditions and restrictions may include the achievement of certain performance goals and/or continued employment with the Company through a specified vesting period. Under the Plan, restricted stock unit awards in excess of the 548,677 share limitation may be granted but each share of stock covered by such excess award shall reduce the 891,599 share limitation for awards of non-premium options and SARs by 3.0 shares of stock

Dividend Equivalent Rights. The Compensation Committee may grant dividend equivalent rights to participants, which entitle the recipients to receive credits for dividends that would be paid if the recipients had held specified shares of common stock. Dividend equivalent rights granted as a component of another award (other than a non-premium stock option or SAR) may be paid only if the related award becomes vested. Dividend equivalent rights may be settled in cash, shares of common stock or a combination thereof, in a single installment or installments, as specified in the award.

Minimum Vesting Period. The Plan provides that except for acceleration in the case of death, disability or change of control each time based award that is not a performance award shall vest at a rate of 20% per year with the first installment vesting no earlier than the one year anniversary of the grant.

Change of Control Provisions. The Plan provides that if an employee’s employment with the Company or a subsidiary or affiliate thereof (or any successor of the Company, subsidiary or affiliate) is terminated without cause or the employee resigns for good reason, in either case within 12 months before or after a change of control (or such other period set forth in the applicable award agreement), (i) options and SARs outstanding as of the date of such change of control (or termination of employment, if later) will immediately vest upon the change of control or termination of employment, become fully exercisable, and may thereafter be exercised for two years (or the period of time set forth in the award agreement), or, if sooner, the expiration of the term of the award; (ii) the restrictions, limitations and other conditions applicable to restricted stock awards and restricted stock units outstanding as of the change of control (or termination of employment, if later) shall lapse and the restricted stock and restricted stock units shall become free of all restrictions, limitations and conditions and become fully vested; and (iii) any award subject to performance criteria shall be prorated based on the performance from the date of grant to the date of the change of control (or termination of employment, if later). The proration shall be based upon the method set forth in the award agreements evidencing the applicable awards, or if no method is specified, based upon the total number of days during the performance period prior to the change of control (or termination of employment, if later) in relation to the total number of days during the performance period. If performance cannot be measured, the vesting will be based on target performance. Similar provisions apply to non-employee directors or consultants upon a change of control without any requirement that they terminate service with the Company or any subsidiary or affiliate thereof.

Under the Plan, the following events shall constitute a change of control: (i) the sale of all or substantially all of the assets of the Company on a consolidated basis to an unrelated person or entity, (ii) a sale of the Bank by the Company at a time when the Bank represents at least 50% of the assets of the Company, (iii) a merger, reorganization or consolidation or other business combination pursuant to which the Company is not the survivor of such merger, consolidation or other business combination or the holders of the Company’s outstanding voting power and outstanding stock immediately prior to such transaction do not own a majority of the outstanding voting power and outstanding stock or other equity interests of the resulting or successor entity (or its ultimate parent, if applicable) immediately upon completion of such transaction, (iv) the sale of all of the stock of the Company to an unrelated person, entity or group thereof acting in concert, or (iv) a change in control of the Company within the meaning of the Change in Bank Control Act, 12 U.S.C. §1817(j), a transaction that requires notice under the Rules and Regulations promulgated by the Office of the Comptroller of the Currency at 12 C.F.R. §5.50 with respect to the Bank, and a transaction that requires notice to the Board of Governors of the Federal Reserve System as required by 12 C.F.R. §§ 225.11 and 225.41(b) and (v) any other transaction in which the owners of the Company’s outstanding voting power immediately prior to such transaction do not own at least a majority of the outstanding voting power of the Company or any successor entity immediately upon completion of the transaction other than as a result of the acquisition of securities directly from the Company. In addition to the foregoing, and not in limitation thereof, a change of control shall also be deemed to have occurred if, during any period of two consecutive years, individuals who constitute the Board at the beginning of such two-year period cease for any reason to constitute at least a majority of the Board, as the case may be; provided, however, that for purposes of this sentence, an individual shall be deemed to have been a director at the beginning of such period if such individual was elected, or nominated for election, by the Board, as the case may be, by a vote of at least two-thirds of the directors who were either directors at the beginning of the two-year period or were so elected or nominated by such directors.

Clawbacks. Awards under the Plan are subject to the terms of the Company’s recoupment, clawback or similar policy as in effect from time to time, as well as any similar provisions of applicable law, including Section 10D of the Securities Exchange Act of 1934 (the “Exchange Act”) and the Dodd Frank Wall Street Reform and Consumer Protection Act. As of the effective date of the Plan, the Company’s policy provides that in accordance with Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and in accordance with the provisions of Section 10D of the Exchange Act and the rules and regulations adopted by the NASDAQ Global Market in compliance therewith, in the event that the Company is required to prepare an accounting restatement due to the material noncompliance of the Company with any financial reporting requirement under the securities laws, the Company will recover from grantee, if grantee is a current or former executive officer of the Company who received incentive-based compensation during the three-year period preceding the date on which the Company is required to prepare an accounting restatement, based on the erroneous data, determined by the Committee to be in excess of what would have been paid to the executive officer under the accounting restatement. In addition, the Company will recover from grantee any award recoverable under Section 304 of the Sarbanes-Oxley Act of 2002. Any Awards issued under the Plan will contain language consistent with the clawback policy in effect on the date of grant and will be subject to any changes required by law.

Funding. In general, the Company is not required to establish trusts or purchase or segregate assets in a manner that would provide the participants with any rights that are greater than those of a general creditor of Company.

Adjustments for Stock Dividends, Stock Splits, Etc. The Plan requires the Compensation Committee to make appropriate adjustments to the number of shares of common stock that are subject to the Plan, to certain limits in the Plan, and to any outstanding awards to reflect stock dividends, stock splits, extraordinary cash dividends and similar events.

Tax Withholding. Participants in the Plan are responsible for the payment of any federal, state or local taxes that the Company is required by law to withhold upon the exercise of options or stock appreciation rights or vesting of other awards. Subject to approval by the Compensation Committee, participants may elect to have the tax withholding obligations satisfied by authorizing the Company to withhold shares of common stock to be issued pursuant to exercise or vesting.

Amendments and Termination. The Board may at any time amend or discontinue the Plan and the Compensation Committee may at any time amend or cancel any outstanding award for the purpose of satisfying changes in the law or for any other lawful purpose. However, no such action may adversely affect any rights under any outstanding award without the holder’s consent. To the extent required under the rules of the NASDAQ Global Market, any amendments that materially change the terms of the Plan will be subject to approval by our stockholders. Amendments shall also be subject to approval by our stockholders if and to the extent determined by the Compensation Committee to be required by the Code to preserve the qualified status of incentive stock options.

Effective Date of Plan. The Plan was approved by our board of directors on April 13, 2023. If approved by stockholders, no awards may be granted under the Plan after the tenth anniversary of such approval. No awards of incentive stock options may be granted under the Plan after April 13, 2033. No option or SAR shall be exercisable more than 10 years after the date it is granted.

New Plan Benefits. Because the grant of awards under the Plan is within the discretion of the Compensation Committee, the Company cannot determine the dollar value or number of shares of common stock that will in the future be received by or allocated to any participant in the Plan. Therefore, the New Plan Benefits table has been omitted.

Tax Aspects Under the Code. The following is a summary of the principal federal income tax consequences of certain transactions under the Plan. It does not describe all federal tax consequences under the Plan, nor does it describe state or local tax consequences.

Incentive Stock Options. No taxable income is generally realized by the optionee upon the grant or exercise of an incentive option. If shares of common stock issued to an optionee pursuant to the exercise of an incentive option are sold or transferred after two years from the date of grant and after one year from the date of exercise, then (i) upon sale of such shares, any amount realized in excess of the option price (the amount paid for the shares) will be taxed to the optionee as a long-term capital gain, and any loss sustained will be a long-term capital loss, and (ii) the Company will not be entitled to any deduction for federal income tax purposes. The exercise of an incentive option will give rise to an item of tax preference that may result in alternative minimum tax liability for the optionee.

If shares of common stock acquired upon the exercise of an incentive option are disposed of prior to the expiration of the two-year and one-year holding periods described above (a “disqualifying disposition”), generally (i) the optionee will realize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of the shares of common stock at exercise (or, if less, the amount realized on a sale of such shares of common stock) over the option price thereof, and (ii) we will be entitled to deduct such amount. Special rules will apply where all or a portion of the exercise price of the incentive option is paid by tendering shares of common stock.

If an incentive option is exercised at a time when it no longer qualifies for the tax treatment described above, the option is treated as a non-qualified option. Generally, an incentive option will not be eligible for the tax treatment described above if it is exercised more than three months following termination of employment (or one year in the case of termination of employment by reason of disability). In the case of termination of employment by reason of death, the three-month rule does not apply.

Non-Qualified Stock Options. No income is realized by the optionee at the time the option is granted. Generally (i) at exercise, ordinary income is realized by the optionee in an amount equal to the difference between the option price and the fair market value of the shares of common stock on the date of exercise, and we receive a tax deduction for the same amount, and (ii) at disposition, appreciation or depreciation after the date of exercise is treated as either short-term or long-term capital gain or loss depending on how long the shares of common stock have been held. Special rules will apply where all or a portion of the exercise price of the non-qualified option is paid by tendering shares of common stock. Upon exercise, the optionee will also be subject to Social Security taxes on the excess of the fair market value over the exercise price of the option.

Tax Deductions. A participant’s employer (or applicable organization in the case of a non-employee director or consultant) generally will be entitled to a tax deduction in connection with an award under the Plan in an amount equal to the ordinary income realized by the participant at the time the participant recognizes such income provided, among other things, the income meets the test of reasonableness, is an ordinary and necessary business expense, is not an “excess parachute payment” within the meaning of Section 280G of the Code and is not disallowed by the $1.0 million limitation on certain executive compensation under Section 162(m) of the Code.

Parachute Payments. The vesting of any portion of an option or other award that is accelerated due to the occurrence of a change of control (such as a sale of the Company or Ponce Bank) may cause a portion of the payments with respect to such accelerated awards to be treated as “parachute payments” as defined in the Code. Any such parachute payments may be non-deductible to the recipient’s employer, in whole or in part, and may subject the recipient to a non-deductible 20% federal excise tax on all or a portion of such payment (in addition to other taxes ordinarily payable).

Equity Compensation Plan Information. For information about the shares authorized for issuance under our existing equity compensation plans as of December 31, 2022, see the Equity Compensation Plan Information table on page 23 of this Proxy Statement. All outstanding awards relate to our common stock. Shares issued under the existing plan may be from our treasury, newly issued or both. Any shares that are available for grant under the existing plans shall remain available for grant thereunder, whether or not the Plan is approved by stockholders.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE PONCE FINANCIAL GROUP, INC. 2023 LONG-TERM INCENTIVE PLAN.

PROPOSAL IV — ADVISORY VOTE ON EXECUTIVE COMPENSATION

The compensation of our President and Chief Executive Officer and our two other most highly compensated executive officers (“Named Executive Officers”) is described in “Executive Compensation.” Stockholders are urged to read this section of the Proxy Statement, which discusses our compensation policies and procedures with respect to our Named Executive Officers.

Stockholders will be asked at the annual meeting to provide their support with respect to the compensation of our Named Executive Officers by voting on the following advisory, non-binding resolution:

“RESOLVED, that the compensation paid to Ponce Financial Group, Inc.’s Named Executive Officers, as disclosed in this proxy statement pursuant to Item 402 of Securities and Exchange Commission Regulation S-K, including the compensation tables and narrative discussion is hereby APPROVED.”

This advisory vote, commonly referred to as a “say-on-pay” advisory vote, is non-binding on our Board of Directors. Although non-binding, our Board of Directors and our Compensation Committee value constructive dialogue on executive compensation and other important governance topics with our stockholders and encourage all stockholders to vote their shares on this matter. Our Board of Directors and our Compensation Committee will review the voting results and take them into consideration when making future decisions regarding our executive compensation.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE ADVISORY VOTE ON EXECUTIVE COMPENSATION.

PROPOSAL V—ADVISORY VOTE ON FREQUENCY OF FUTURE “SAY-ON-PAY”
ADVISORY VOTES

We are providing a stockholder advisory vote to approve the compensation of executives (the “say-on-pay” advisory vote in Proposal IV above) this year and will do so at least once every three years thereafter. We are also asking stockholders to vote on whether future “say-on-pay” advisory votes on executive compensation should occur every year, every two years or every three years. We will submit to stockholders the question of the frequency of advisory votes on executive compensation at least once every six years.

After careful consideration, our Board of Directors recommends that future stockholder “say-on-pay” advisory votes on executive compensation be conducted every year. The determination was based upon the premise that Named Executive Officer compensation is evaluated, adjusted and approved on an annual basis by our Board of Directors upon a recommendation from our Compensation Committee and the belief that investor sentiment should be a factor taken into consideration by our Compensation Committee in making its annual recommendation.

Although our Board of Directors recommends a “say-on-pay” vote every year, stockholders will be able to specify one of four choices for this proposal on the proxy card: ONE YEAR, TWO YEARS, THREE YEARS or abstain. Stockholders are not voting to approve or disapprove of our Board of Directors’ recommendation.

Although this advisory vote regarding the frequency of “say-on-pay” votes is non-binding on our Board of Directors, our Board of Directors and our Compensation Committee will review the voting results and take them into consideration when deciding how often to conduct future “say-on-pay” stockholder advisory votes.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE “ONE YEAR” frequency option set forth in Proposal V.

STOCKHOLDER PROPOSALS AND NOMINATIONS

In order to be eligible for inclusion in the proxy materials for our 2024 Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at Ponce Financial Group, Inc.’s administrative office, 2244 Westchester Avenue, Bronx, New York 10462, no later than December 29, 2023, which is 120 days prior to the first anniversary of the date we expect to mail these proxy materials. If the date of the 2024 Annual Meeting of Stockholders is changed by more than 30 days, any stockholder proposal must be received at a reasonable time before we print or mail proxy materials for such meeting. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934. In addition, stockholders who intend to solicit proxies in support of director nominees other than the company’s nominees must comply with the additional requirements of Rule 14a-19(b).

If a stockholder does not follow the provisions of the prior paragraph, but otherwise wishes to propose new business or a director nomination, then in order to be brought before an Annual Meeting of Stockholders, any new business or a director nomination proposed by a stockholder must be stated in writing and received by our Corporate Secretary no earlier than March 7, 2024, which is 100 days prior to the anniversary of this year’s annual meeting, and no later than March 17, 2024, which is 90 days prior to the anniversary of this year’s annual meeting. If the date of the 2024 Annual Meeting of Stockholders is advanced more than 30 days prior to the anniversary of this year’s annual meeting, any stockholder proposal must be received no earlier than the day on which public disclosure of the date of such annual meeting is first made and not later than the tenth day following the earlier of the day notice of the meeting was mailed to stockholders or such public disclosure was made. The 2024 Annual Meeting of Stockholders is expected to be held on or about May 23, 2024. If notice is received before March 7, 2024 or after March 17, 2024, it will be considered untimely, and we will not be required to present the matter at the stockholders meeting.

Nothing in this Proxy Statement shall be deemed to require us to include in our Proxy Statement and proxy relating to an Annual Meeting any stockholder proposal that does not meet all of the requirements for inclusion established by the Securities and Exchange Commission in effect at the time such proposal is received.

OTHER MATTERS

The Board of Directors is not aware of any business to come before the Annual Meeting other than the matters described above in this Proxy Statement. However, if any matters should properly come before the Annual Meeting, it is intended that the Board of Directors, as holders of the proxies, will act as determined by a majority vote.

MISCELLANEOUS

A COPY OF PONCE FINANCIAL GROUP, INC.’S ANNUAL REPORT FOR THE YEAR ENDED DECEMBER 31, 2022 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN REQUEST TO THE CORPORATE SECRETARY, 2244 WESTCHESTER AVENUE, BRONX, NEW YORK 10462 OR BY CALLING (718) 931-9000.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

PONCE FINANCIAL GROUP, INC.’S PROXY STATEMENT, INCLUDING THE NOTICE OF THE ANNUAL MEETING OF STOCKHOLDERS, AND THE 2022 ANNUAL REPORT AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ARE EACH AVAILABLE ON THE INTERNET AT www.proxydocs.com/PDLB.

By Order of the Board of Directors

Steven A. Tsavaris
Executive Chairman

Bronx, New York

April 28, 2023

Ponce Financial Group P.O. BOX 8016, CARY, NC 27512-9903 YOUR VOTE IS IMPORTANT! PLEASE VOTE BY INTERNET Go To: www.proxypush.com/PDLB • Cast your vote online • Have your Proxy Card ready • Follow the simple instructions to record your vote PHONE Call 1-866-430-8264 • Use any touch-tone telephone • Have your Proxy Card ready • Follow the simple recorded instructions MAIL • Mark, sign and date your Proxy Card • Fold and return your Proxy Card in the postage-paid envelope provided You must register to attend the meeting online and/or participate at www.proxydocs.com/PDLB Ponce Financial Group, Inc. Annual Meeting of Stockholders For Stockholders of record as of April 17, 2023 TIME: Thursday, June 15, 2023 10:00 AM, Eastern Time PLACE: Annual Meeting to be held live via Internet - please visit www.proxydocs.com/PDLB for more details. This proxy is being solicited on behalf of the Board of Directors Ponce Financial Group, Inc.’s Proxy Statement, including the Notice of the Annual Meeting of Stockholders, and the 2022 Annual Report to Stockholders are each available on the Internet at: www.proxydocs.com/PDLB The undersigned hereby appoints the official proxy committee, consisting of all members of the Board of Directors who are not standing for election at the Annual Meeting, with full powers of substitution, to act as attorneys and proxies for the undersigned to vote all shares of common stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders (“Annual Meeting”) to be held at 2244 Westchester Avenue, Bronx, New York on June 15, 2023 at 10:00 a.m. local time, or at any adjournment thereof. The official proxy committee is authorized to cast all votes to which the undersigned is entitled as indicated below. THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF PROPOSALS 1, 2, 3 AND 4 AND FOR "1 YEAR" ON PROPOSAL 5. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH ANNUAL MEETING, THIS PROXY WILL BE VOTED AS DIRECTED BY A MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING. You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors’ recommendation. The Named Proxies cannot vote your shares unless you sign (on the reverse side) and return this card. Your phone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet or by telephone must be received by 11:59 p.m., Eastern Time, on June 14, 2023. PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE

Ponce Financial Group, Inc. Annual Meeting of Stockholders Please make your marks like this:x THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1, 2, 3 AND 4 AND FOR "1 YEAR" ON PROPOSAL 5 PROPOSAL 1. Election of Directors for term ending in 2026 1.01 William Feldman 1.02 James Perez 1.03 Steven A. Tsavaris 2. The ratification of the appointment of Mazars USA LLP as independent registered public accounting firm for the year ending December 31, 2023. 3. To approve the Ponce Financial Group, Inc. 2023 Long Term Incentive Plan. 4. Approval, on an advisory and non-binding basis, of the compensation of the named executive officers. 5. Non-binding, advisory vote on the frequency of future advisory votes on executive compensation. and such other business as may properly come before the meeting FOR FOR YOUR VOTE WITHHOLD ABSTAIN 2YR 3YR ABSTAIN BOARD OF DIRECTORS RECOMMENDS FOR FOR FOR FOR FOR FOR FOR 1 YEAR You must register to attend the meeting online and/or participate at www.proxydocs.com/PDLB Authorized Signatures - Must be completed for your instructions to be executed. Please sign exactly as your name(s) appears on your account. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy/Vote Form. Signature (and Title if applicable) Date Signature (if held jointly) Date

Ponce Financial Group P.O. BOX 8016, CARY, NC 2751 YOUR VOTE IS IMPORTANT! PLEASE VOTE BY: INTERNET Go To: www.proxypush.com/PDLB • Cast your vote online • Have your vote authorization form ready • Follow the simple instructionsto record your vote PHONE Call 1-866-430-8264 • Use any touch-tone telephone • Have your vote authorization form ready • Follow the simple recorded instructions MAIL • Mark,sign and date your Proxy Card • Fold and return your Proxy Card in the postage-paid envelope provided You must registerto attend the meeting online and/or participate at www.proxydocs.com/PDLB Ponce Financial Group, Inc. Annual Meeting of Stockholders For Stockholders of record as of April 17, 2023 TIME: Thursday, June 15, 2023 10:00 AM, Eastern Time PLACE: Annual Meeting to be held live via Internet - please visit www.proxydocs.com/PDLB for more details. This vote authorization is being solicited on behalf of the Board of Directors Ponce Financial Group, Inc.’s Proxy Statement, including the Notice of the Annual Meeting of Stockholders, and the 2022 Annual Report to Stockholders are each available on the Internet at: www.proxydocs.com/PDLB The undersigned directs the trustee of the Ponce Bank Employee Stock Ownership Plan (the “ESOP’) to vote, as designated on the reverse side hereof, all shares of common stock of Ponce Financial Group, Inc. allocated or deemed allocated to the participant’s account(s), if any, for which the participant is entitled to direct the voting at the Annual Meeting of Stockholders for Ponce Financial Group, Inc. to be held on June 15, 2023, or at any adjournment thereof. The ESOP trustee, subject to the exercise of its fiduciary responsibilities, will vote all unallocated shares of our common stock held by the ESOP and, if this form is not returned in a timely manner, allocated or deemed allocated shares for which no voting instructions are received in the same proportion as shares for which it has received timely voting instructions. If any other business is properly brought before the Annual Meeting, shares held by the ESOP will be voted by the trustee in a manner intended to represent the best interest of the participants of the ESOP. At the present time, Ponce Financial Group, Inc. knows of no other business to be brought before the Annual Meeting. IF NO INSTRUCTIONS ARE SPECIFIED AND THIS VOTE AUTHORIZATION FORM IS RETURNED SIGNED, THIS VOTE AUTHORIZATION FORM WILL BE CONSIDERED A VOTE FOR EACH OF PROPOSALS 1, 2, 3 AND 4 AND FOR "1 YEAR" ON PROPOSAL 5 ON THE REVERSE SIDE HEREOF. Your phone or Internet authorization authorizes the ESOP trustee to vote your shares in the same manner as if you marked, signed and returned your vote authorization form. Authorizations submitted electronically over the Internet or by telephone must be received by 11:59 P.M., Eastern Time, on June 10, 2023. PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE

Ponce Financial Group, Inc. Annual Meeting of Stockholders Please make your marks like this: THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1, 2, 3 AND 4 AND FOR "1 YEAR" ON PROPOSAL 5. PROPOSAL YOUR VOTE 1. Election of Directors for term ending in 2026 1.01 William Feldman 1.02 James Perez 1.03 Steven A. Tsavaris 2. The ratification of the appointment of Mazars USA LLP as independent registered public accounting firm for the year ending December 31, 2023. 3. To approve the Ponce Financial Group, Inc. 2023 Long Term Incentive Plan. 4. Approval, on an advisory and non-binding basis, of the compensation of the named executive officers. 5. Non-binding, advisory vote on the frequency of future advisory votes on executive compensation. and such other business as may properly come before the meeting. YOUR VOTE FOR WITHHOLD FOR AGAINST ABSTAIN 1YR 2YR 3YR ABSTAIN BOARD OF DIRECTORS RECOMMENDS FOR FOR FOR FOR FOR FOR 1 YEAR You must register to attend the meeting online and/or participate at www.proxydocs.com/PDLB Authorized Signatures- Must be completed for yourinstructionsto be executed. Please sign exactly as your name(s) appears on your account. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy/Vote Form. Signature (and Title if applicable) Date Signature (if held jointly) Date

Exhibit a

Ponce Financial Group, Inc.

2023 LONG-TERM INCENTIVE PLAN

Section 1.
GENERAL PURPOSE OF THE PLAN; DEFINITIONS

The name of the plan is the Ponce Financial Group, Inc. 2023 Long-Term Incentive Plan (the “Plan”). The purpose of the Plan is to encourage and enable the officers, employees, consultants and Non-Employee Directors of Ponce Financial Group, Inc., a stock holding company (the “Company”) and its Subsidiaries, including Ponce Bank (the “Bank”), upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its businesses to acquire a proprietary interest in the Company. It is anticipated that providing such persons with a direct stake in the Company’s welfare will assure a closer identification of their interests with those of the Company and its shareholders, thereby stimulating their efforts on the Company’s behalf and strengthening their desire to remain with the Company.

The following terms shall be defined as set forth below:

“Affiliate” means any entity that, directly or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, the Company except in no case shall the Ponce De Leon Foundation be considered an Affiliate.

“Award” or “Awards,” except where referring to a particular category of grant under the Plan, shall include Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock Units, Restricted Stock Awards, Performance Share Awards and Dividend Equivalent Rights.

“Award Agreement” means a written or electronic document setting forth the terms and provisions applicable to an Award granted under the Plan. Each Award Agreement is subject to the terms and conditions of the Plan.

“Board” means the Board of Directors of the Company.

“Cause” means, with respect to the termination of an Employee by the Company, a Subsidiary or an Affiliate, that such termination is for “Cause” as such term (or term of like import) is expressly defined in a then-effective written employment or other agreement between the Employee and the Company, Subsidiary or Affiliate. In the absence of such then-effective written agreement and definition, “Cause” means, unless otherwise specified in the applicable Award Agreement, with respect to an Employee:

(a)
a material breach by the Employee of the Employee’s duties and obligations or agreements with the Company, Subsidiary or Affiliate that remains uncured following 30 days’ prior written notice from the Company, Subsidiary or Affiliate to the Employee identifying in reasonable detail the nature of any such material breach, including but not limited to gross negligence in the performance of his or her duties and responsibilities;
(b)
willful misconduct by the Employee that in the reasonable determination of the Board or Committee has caused or is likely to cause material injury to the reputation or business of the Company, Subsidiary or Affiliate;

(c)
any act of fraud, material misappropriation, or other dishonesty by the Employee resulting in personal gain at the expense of the Company;
(d)
willful violation of the Company’s Code of Ethical Conduct as reasonably determined by the Board or the Committee; or
(e)
the Employee’s conviction of, or plea of guilty or nolo contendre to a felony or any crime involving moral turpitude or the personal enrichment of him or her at the expense of the Company.

An individual shall be considered to have been discharged for Cause if the Company determines within 30 days after his or her resignation or discharge that discharge for Cause was warranted.

“Change of Control” means (i) the sale of all or substantially all of the assets of the Company on a consolidated basis to an unrelated person or entity, (ii) a sale of the Bank by the Company at a time when the Bank represents at least 50% of the assets of the Company, (iii) a merger, reorganization or consolidation or other business combination pursuant to which the Company is not the survivor of such merger, consolidation or other business combination or the holders of the Company’s outstanding voting power and outstanding stock immediately prior to such transaction do not own a majority of the outstanding voting power and outstanding stock or other equity interests of the resulting or successor entity (or its ultimate parent, if applicable) immediately upon completion of such transaction, (iv) the sale of all of the Stock of the Company to an unrelated person, entity or group thereof acting in concert, or (iv) a change in control of the Company within the meaning of the Change in Bank Control Act, 12 U.S.C. §1817(j), a transaction that requires notice under the Rules and Regulations promulgated by the Office of the Comptroller of the Currency at 12 C.F.R. §5.50 with respect to the Bank, and a transaction that requires notice to the Board of Governors of the Federal Reserve System as required by 12 C.F.R. §§ 225.11 and 225.41(b) and (v) any other transaction in which the owners of the Company’s outstanding voting power immediately prior to such transaction do not own at least a majority of the outstanding voting power of the Company or any successor entity immediately upon completion of the transaction other than as a result of the acquisition of securities directly from the Company. In addition to the foregoing, and not in limitation thereof, a Change of Control shall also be deemed to have occurred if, during any period of two consecutive years, individuals who constitute the Board at the beginning of such two-year period cease for any reason to constitute at least a majority of the Board, as the case may be; provided, however, that for purposes of this sentence, an individual shall be deemed to have been a director at the beginning of such period if such individual was elected, or nominated for election, by the Board, as the case may be, by a vote of at least two-thirds of the directors who were either directors at the beginning of the two-year period or were so elected or nominated by such directors.

Notwithstanding the foregoing provisions, in no event shall a reorganization of the Company or the Bank solely within its corporate structure or a second-step conversion constitute a Change of Control for purposes of the Plan.

Notwithstanding the foregoing provisions, to the extent that any payment or acceleration hereunder is subject to Code Section 409A as deferred compensation, the term Change of Control shall mean an event described in the foregoing definition of Change of Control that also constitutes a change in control event as defined in Treasury Regulation Section 1.409A-3(i)(5).

“Code” means the Internal Revenue Code of 1986, as amended, and any successor Code, and related rules, regulations and interpretations.

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“Committee” means the Compensation Committee of the Board (or its successor(s)), or any other Board committee designated by the Board to administer this Plan, and to the extent of any delegation by the Committee to a subcommittee pursuant to this Plan, such subcommittee. The Committee must consist of no fewer than two Directors, each of whom is (i) a “Non-Employee Director” within the meaning of Rule 16b-3 of the Exchange Act; and (ii) an "independent director" for purpose of the rules of the principal U.S. national securities exchange on which the Shares are traded, to the extent required by such rules.

“Consultant” means a consultant, advisor, or other person or entity that is not an Employee, in each case, that can be granted an Award that is eligible to be registered on a Form S-8 Registration Statement.

“Date of Grant” means the date when the Company completes the corporate action necessary to create the legally binding right constituting an Award, as provided in Code Section 409A and the regulations thereunder.

“Director” means an individual elected or appointed to the Board by the stockholders of the Company or by the Board under applicable corporate law.

“Dividend Equivalent Right” means an Award entitling the grantee to receive credits based on cash dividends that would have been paid on the shares of Stock specified in the Dividend Equivalent Right (or other award to which it relates) if such shares had been issued to and held by the grantee.

“Effective Date” means the date on which the Plan becomes effective as set forth in Section 20.

“Employee” means any individual in an employment relationship with the Company or any Affiliate. Directors who are Employees shall be considered Employees under the Plan.

“Fair Market Value” on any date means the market price of a share of Stock:

(a)
if the Stock is listed on the NYSE (or another established stock exchanges or national market system, Fair Market Value shall be the closing sales price for such Stock as quoted on the principal exchange or system on which the Stock is listed on the date of determination (or, if no sales were reported on that date, on the last trading date such closing sales price was reported), as reported in The Wall Street Journal or reported such other source as the Committee deems reliable;
(b)
if the Stock is regularly quoted on an automated quotation system (including the OTC Bulletin Board) or by a recognized securities dealer, its Fair Market Value shall be the closing sale price for such stock as quoted on such system or by such securities dealer on the date of determination, but if no such price was reported on that date, on the last date such price was reported), as reported in The Wall Street Journal or such other source as the Committee deems reliable; or
(c)
in the absence of an established market for the Stock of the type described in (a) and (b), above, the Fair Market Value thereof shall be determined by the Committee in good faith.

The Committee’s determination of Fair Market Value shall be conclusive and binding on all persons.

“Good Reason” means, with respect to the resignation of an Employee, that such resignation is for “Good Reason” as such term (or term of like import) is expressly defined in a then-effective written employment or other agreement between the Employee and the Company, a Subsidiary or an Affiliate. In the absence of such then-effective written agreement and definition, “Good Reason” means the occurrence

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of any of the following events, except for the occurrence of such an event in connection with the termination or reassignment of the Employee by the Company, a Subsidiary, or an Affiliate for Cause:

(a) a material reduction of an Employee’s annual compensation, including, but not limited to, base salary, awards, bonuses, retirement benefits, perquisites or any other item of compensation;

(b) a material reduction in the Employee’s authority, duties and responsibilities, provided, however, that Good Reason shall not be considered to occur solely because an Employee’s authorities, duties or responsibilities, and position are reallocated to other Employees based on a good faith determination by the Company, a Subsidiary or an Affiliate that such reallocation is necessary in order for the Company, Subsidiary, or Affiliate to adequately address growth, acquisitions or expansion or changes of the business of the Company, Subsidiary, or Affiliate; or

(d)
the Company, Subsidiary, or Affiliate requiring the Employee to be based anywhere other than within 50 miles of Employee’s office location as of the Date of Grant except for requirements of reasonably required travel on the Company’s, Subsidiary’s or Affiliate’s business; provided, however, the foregoing shall not apply to Employees who work remotely for such Company, Subsidiary, or Affiliate.

“Incentive Stock Option” means any Stock Option designated and qualified as an “incentive stock option” as defined in Section 422 of the Code.

“Non-Employee Director” means a Director who is not also an Employee.

“Non-Qualified Stock Option” means any Stock Option that is not an Incentive Stock Option.

“Option” or “Stock Option” means any option to purchase shares of Stock granted pursuant to Section 5.

“Performance-Based Award” means any Restricted Stock Award or Restricted Stock Units subject to Section 9.

“Performance Criteria” means the criteria that the Committee selects for purposes of establishing the Performance Goal or Performance Goals for an individual for a Performance Cycle. The Performance Criteria (which shall be applicable to the organizational level specified by the Committee, including, but not limited to, the Company or a unit, division, group, of the Company, or any Affiliate or Subsidiary) that will be used to establish Performance Goals include, but are not limited to, the following: total shareholder return; net income (loss) (either before or after interest, taxes, depreciation and/or amortization); changes in the market price of the Stock; economic value-added; acquisitions or strategic transactions; operating income (loss); return on capital, assets, equity, or investment; expense; margins; operating efficiency; customer satisfaction; earnings (loss) per share of Stock; market shares and number of customers; any of which may be measured either in absolute terms or as compared to any incremental increase or as compared to results of a peer group. The Committee may appropriately adjust any evaluation performance under a Performance Criterion to exclude any of the following events that occurs during a Performance Cycle: (i) asset write-downs or impairments, (ii) litigation or claim judgments or settlements, (iii) the effect of changes in tax law, accounting principles or other such laws or provisions affecting reporting results, (iv) accruals for reorganizations and restructuring programs, and (v) any item of an unusual nature or of a type that indicates infrequency of occurrence, or both, including, among others, those described in management’s discussion and analysis of financial condition of operations appearing in the Company’s annual report to

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shareholders for the applicable year and/or in the Financial Accounting Standards Board’s authoritative guidance.

“Performance Cycle” means one or more periods of time, which may be of varying and overlapping durations, as the Committee may select, over which the attainment of one or more Performance Criteria will be measured for the purpose of determining a grantee’s right to and the payment of a Restricted Stock Award, Restricted Stock Units, or Performance Share Award, the vesting and/or payment of which is subject to the attainment of one or more Performance Goals. Each such period shall not be less than 12 months.

“Performance Goals” means, for a Performance Cycle, the specific goals established in writing by the Committee for a Performance Cycle based upon the Performance Criteria.

“Premium Exercise Price” means the exercise price, which shall be set at a premium in excess of the Fair Market Value on the Date of Grant, for the purchase of shares of Stock under a Premium Option, as described in Section 5(d) herein.

“Premium Option” means an option to purchase shares of Stock at a Premium Exercise Price, as described in Section 5(d) herein.

“Restricted Shares” means the shares of Stock underlying a Restricted Stock Award that remain subject to a risk of forfeiture or the Company’s right of repurchase.

“Restricted Stock Award” means an Award of Restricted Shares subject to such restrictions and conditions as the Committee may determine at the time of grant.

“Restricted Stock Unit” means an Award consisting of a bookkeeping entry representing the right to receive one share of stock and representing the unfunded and unsecured obligation of the Company subject to such restrictions and conditions as the Committee may determine at the time of grant.

“Sale Price” means the value as determined by the Committee of the consideration payable, or otherwise to be received by shareholders, per share of Stock pursuant to a Change of Control.

“Section 409A” means Section 409A of the Code and the regulations and other guidance promulgated thereunder.

“Stock” means the Common Stock, par value $0.01 per share, of the Company, subject to adjustments pursuant to Section 3.

“Stock Appreciation Right” or “SAR” means an Award entitling the recipient to receive an amount equal to the difference between the Fair Market Value of a share of Stock at the time of exercise of the SAR and the exercise price.

“Subsidiary” means any corporation or other entity (other than the Company) in which the Company has at least a 50% interest, either directly or indirectly.

“Ten Percent Owner” means an Employee who owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or any parent or subsidiary corporation.

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Section 2.
ADMINISTRATION OF PLAN; COMMITTEE AUTHORITY TO SELECT GRANTEES AND DETERMINE AWARDS
(a)
Administration of Plan. The Plan shall be administered by the Committee.
(b)
Powers of Committee. The Committee shall have the power and authority to grant Awards consistent with the terms of the Plan, including the power and authority:
(i)
to select the individuals to whom Awards may from time to time be granted;
(ii)
to determine the time or times of grant, and the extent, if any, of Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock Awards, Restricted Stock Units, Cash-Based Awards, Performance Share Awards and Dividend Equivalent Rights, or any combination of the foregoing, granted to any one or more grantees;
(iii)
to determine the number of shares of Stock to be covered by any Award;
(iv)
to determine and modify from time to time the terms and conditions, including restrictions, not inconsistent with the terms of the Plan, of any Award, which terms and conditions may differ among individual Awards and grantees, and to approve the forms of Award Agreements;
(v)
to accelerate at any time the exercisability or vesting of all or any portion of any Award in circumstances involving the grantee’s death, disability, or a Change of Control;
(vi)
subject to the provisions of Section 5(c), to extend at any time the period in which Stock Options may be exercised;
(vii)
to the extent permitted by law, the Committee may from time to time delegate all or any part of its authority under the Plan to a subcommittee. To the extent of any such delegation, references in this Plan to the Committee will be deemed to be references to such subcommittee;
(viii)
to the extent permitted by law, the Committee may delegate to one or more of its members or one or more officers of the Company the authority, subject to terms and conditions as the Committee shall determine, to (a) designate individuals to be recipients of Awards under the Plan and (b) determine the size of any such Awards, provided, however, that: (x) the Committee shall not delegate such responsibilities to any such officer for Awards granted to an Employee who is an officer, member of the Board, or more than 10% beneficial owner of any class of the Company's equity securities that is registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended, as determined by the Committee in accordance with Section 16 of the Securities Exchange Act of 1934, as amended; (y) the resolution providing for such authorization sets forth the total number of Shares such officer(s) may grant, and (z) the officer(s) shall report periodically to the Committee regarding the nature and scope of the Awards granted pursuant to the authority delegated; and
(ix)
at any time to adopt, alter and repeal such rules, guidelines and practices for administration of the Plan and for its own acts and proceedings as it shall deem advisable;

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to interpret the terms and provisions of the Plan and any Award (including related written instruments); to make all determinations it deems advisable for the administration of the Plan; to decide all disputes arising in connection with the Plan; and to otherwise supervise the administration of the Plan.

All decisions and interpretations of the Committee shall be binding on all persons, including the Company and Plan grantees.

(c)
Award Agreement. Awards under the Plan shall be evidenced by Award Agreements that set forth the terms, conditions and limitations for each Award which may include, without limitation, the term of an Award and the provisions applicable in the event employment or service terminates.
(d)
Indemnification. Neither the Board nor the Committee, nor any member of either or any delegate thereof, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with the Plan, and the members of the Board and the Committee (and any delegate thereof) shall be entitled in all cases to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including, without limitation, reasonable attorneys’ fees) arising or resulting therefrom to the fullest extent permitted by law and/or under the Company’s articles or bylaws or any directors’ and officers’ liability insurance coverage which may be in effect from time to time and/or any indemnification agreement between such individual and the Company.
Section 3.
STOCK ISSUABLE UNDER THE PLAN
(a)
Stock Issuable.
(i)
General. The maximum number of shares of Stock reserved and available for issuance under the Plan shall be 1,920,368 shares, subject to adjustment as provided in this Section 3. The number of shares of Stock subject to Awards of Options and Stock Appreciation Rights shall not exceed 1,371,691 shares, all of which may be issued pursuant to the exercise of Incentive Stock Options. Of the 1,371,691 shares, at least 480,092 shares must be Premium Options as described in Section 5(d). The number of shares of Stock subject to Awards of Restricted Stock and Restricted Stock Units shall not exceed 548,677 shares; provided, however, that Awards of Restricted Stock and Restricted Stock Units in excess of the 548,677 share limitation may be granted, but each share of Stock covered by such an excess Award shall reduce the 891,599 share limitation for Awards of Options and Stock Appreciation Rights by 3.0 shares of Stock.
(ii)
Reissuance. For purposes of the maximum limit in Section 3(a)(i) limitation, the shares of Stock underlying any Awards that are forfeited, canceled or otherwise terminated (other than by exercise and payment of tax withholdings) shall be added back to the shares of Stock available for issuance under the Plan. Any Awards of Restricted Stock and Restricted Stock Units in excess of the 548,677 share limitation that are forfeited, canceled or otherwise terminated (other than by exercise and payment of tax withholdings) shall also increase the pool for Awards of Options and Stock Appreciation Rights by 3.0 shares of Stock. Notwithstanding the foregoing, the following shares shall not be added to the shares authorized for grant under the Plan: (i) shares tendered or held back upon exercise of an Option or settlement of an Award to cover the exercise price or tax withholding, and (ii) shares subject to a Stock Appreciation Right that are not issued in connection with the stock settlement of the Stock Appreciation Right upon exercise thereof.

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In the event the Company repurchases shares of Stock on the open market, such shares shall not be added to the shares of Stock available for issuance under the Plan. The shares available for issuance under the Plan may be authorized but unissued shares of Stock or shares of Stock reacquired by the Company, or treasury shares. Awards valued by reference to Stock that may be settled in equivalent cash value will count as shares of Stock delivered to the same extent as if the Award were settled in shares of Stock.
(b)
Individual Limitations. The following individual award limitations shall apply:
(i)
no individual may be granted Awards that exceed 25% of either of the following limitations under Section 3(a)(i): (i) the maximum number of shares of Stock subject to Awards of Options and Stock Appreciation Rights; or (ii) the maximum number of shares of Stock subject to Awards of Restricted Stock and Restricted Stock Units;
(ii)
no individual may be granted Awards during any calendar year that exceed $2,500,000 ($500,000 in the case of a Non-Employee Director), based on the fair value of the Awards on the Date(s) of Grant as determined for financial reporting purposes;
(iii)
no Non-Employee Director may be granted Awards that exceed 5% of either of the following limitations under Section 3(a)(i): (i) the maximum number of shares of Stock subject to Awards of Options and Stock Appreciation Rights; or (ii) the maximum number of shares of Stock subject to Awards of Restricted Stock and Restricted Stock Units; and
(iv)
Non-Employee Directors in the aggregate may not be granted Awards that exceed 30% of either of the following limitations under Section 3(a)(i): (i) the maximum number of shares of Stock subject to Awards of Options and Stock Appreciation Rights; or (ii) the maximum number of shares of Stock subject to Awards of Restricted Stock and Restricted Stock Units.
Section 4.
ELIGIBILITY

Grantees under the Plan will be such Employees, Non-Employee Directors, or Consultants of the Company, its Subsidiaries, or Affiliates as are selected from time to time by the Committee in its sole discretion.

Section 5.
STOCK OPTIONS
(a)
Award of Stock Options. The Committee may grant Stock Options under the Plan. Any Stock Option granted under the Plan shall be in such form as the Committee may from time to time approve.

Stock Options granted under the Plan may be either Incentive Stock Options or Non-Qualified Stock Options. Incentive Stock Options may be granted only to Employees of the Company or any Subsidiary that is a “subsidiary corporation” within the meaning of Section 424(f) of the Code. To the extent that any Option does not qualify as an Incentive Stock Option, it shall be deemed a Non-Qualified Stock Option.

Stock Options granted pursuant to this Section 5 shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable, which may differ among individual Awards and grantees. If the Committee so determines, Stock Options may be granted in lieu of cash

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compensation at the optionee’s election, subject to such terms and conditions as the Committee may establish.

(b)
Exercise Price. The exercise price per share for the Stock covered by a Stock Option granted pursuant to this Section 5 shall be determined by the Committee at the time of grant and set forth in the Option Award Agreement but shall not be less than 100% of the Fair Market Value on the Date of Grant. In the case of an Incentive Stock Option that is granted to a Ten Percent Owner, the option price of such Incentive Stock Option shall be not less than 110% of the Fair Market Value on the Date of Grant. With respect to a Premium Option, the exercise price per share for the Stock covered by the Premium Option shall be greater than Fair Market Value on the Date of Grant as provided in Section 5(d) below.
(c)
Option Term. The term of each Stock Option shall be fixed by the Committee, but no Stock Option shall be exercisable more than ten years after the date the Stock Option is granted. In the case of an Incentive Stock Option that is granted to a Ten Percent Owner, the term of such Stock Option shall be no more than five years from the Date of Grant.
(d)
Premium Options. Section 3(a)(i) of the Plan reserves a certain number of Options to be issued as Premium Options, which are subject to the following requirements:
(i)
5-Year Vesting. Premium Options are subject to the five-year vesting requirements of Section 11(a). Each annual tranche (20% of the Award) shall have a separate Premium Exercise Price, as described in (ii) below.
(ii)
Determination of Premium Exercise Price. The Premium Exercise Price of each share of Stock under a Premium Option shall be based on a certain premium in excess of the greater of the (x) thirty (30) day average Fair Market Value of a share or (y) Fair Market Value of a share on the Date of Grant (the greater of value is referred to herein as “Base Price”), as follows:
a.
1st Tranche (vesting on 1st anniversary of Date of Grant): 20% of the Premium Options shall have a Premium Exercise Price equal to the Base Price multiplied by 1.10;
b.
2nd Tranche (vesting on 2nd anniversary of Date of Grant): 20% of the Premium Options shall have a Premium Exercise Price equal to the Base Price multiplied by 1.12;
c.
3rd Tranche (vesting on 3rd anniversary of Date of Grant): 20% of the Premium Options shall have a Premium Exercise Price equal to the Base Price multiplied by 1.14;
d.
4th Tranche (vesting on 4th anniversary of Date of Grant): 20% of the Premium Options shall have a Premium Exercise Price equal to the Base Price multiplied by 1.16; and
e.
5th Tranche (vesting on 5th anniversary of Date of Grant) 20% of the Premium Options shall have a Premium Exercise Price equal to the Base Price multiplied by 1.18.

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(e)
Exercisability; Rights of a Shareholder. Stock Options shall become exercisable at such time or times, whether or not in installments, as shall be determined by the Committee at or after the Date of Grant. An optionee shall have the rights of a shareholder only as to shares acquired upon the exercise of a Stock Option and not as to unexercised Stock Options.
(f)
Method of Exercise. Stock Options may be exercised in whole or in part, by giving written or electronic notice of exercise to the Company, specifying the number of shares to be purchased. Payment of the purchase price may be made by one or more of the following methods except to the extent otherwise provided in the Option Award Agreement:
(i)
in cash, by certified or bank check or other instrument acceptable to the Committee;
(ii)
through the delivery (or attestation to the ownership following such procedures as the Company may prescribe) of shares of Stock that are not then subject to restrictions under any Company plan. Such surrendered shares shall be valued at Fair Market Value on the exercise date;
(iii)
by the optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company for the purchase price; provided that in the event the optionee chooses to pay the purchase price as so provided, the optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Company shall prescribe as a condition of such payment procedure; or
(iv)
with respect to Stock Options that are not Incentive Stock Options, by a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Stock issuable upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price.

Payment instruments will be received subject to collection. The transfer to the optionee on the records of the Company or of the transfer agent of the shares of Stock to be purchased pursuant to the exercise of a Stock Option will be contingent upon receipt from the optionee (or a purchaser acting in his or her stead in accordance with the provisions of the Stock Option) by the Company of the full purchase price for such shares and the fulfillment of any other requirements contained in the Option Award Agreement or applicable provisions of laws (including the satisfaction of any withholding taxes that the Company is obligated to withhold with respect to the optionee). In the event an optionee chooses to pay the purchase price by previously-owned shares of Stock through the attestation method, the number of shares of Stock transferred to the optionee upon the exercise of the Stock Option shall be net of the number of attested shares. In the event that the Company establishes, for itself or using the services of a third party, an automated system for the exercise of Stock Options, such as a system using an internet website or interactive voice response, then the paperless exercise of Stock Options may be permitted through the use of such an automated system.

(g)
Annual Limit on Incentive Stock Options. To the extent required for “incentive stock option” treatment under Section 422 of the Code, the aggregate Fair Market Value (determined as of the time of grant) of the shares of Stock with respect to which Incentive Stock Options granted under this Plan and any other plan of the Company or its parent and subsidiary corporations become exercisable for the first time by an optionee during any calendar year shall not exceed $100,000.

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To the extent that any Stock Option exceeds this limit, it shall constitute a Non-Qualified Stock Option.
(h)
Substitution Options. Options may be granted under the Plan from time to time in substitution for stock options held by Employees of other corporations who are about to become Employees of or affiliated with the Company or any Affiliate as the result of a merger or consolidation of the employing corporation with the Company or any Affiliate, or the acquisition by the Company or any Affiliate of the assets of the employing corporation, or the acquisition by the Company or any Affiliate of stock of the employing corporation as the result of which it becomes an Affiliate of the Company.
(i)
Prohibition on Repricing of Options. No Option may be repriced, replaced, regranted through cancellation, exchanged for cash, exchanged for any other Awards or modified without stockholder approval (except as contemplated in Section 12 hereof), if the effect of such action would be to reduce the exercise price for the shares underlying such Option.
Section 6.
STOCK APPRECIATION RIGHTS
(a)
Award of Stock Appreciation Rights. The Committee may grant Stock Appreciation Rights under the Plan.
(b)
Exercise Price of Stock Appreciation Rights. The exercise price of a Stock Appreciation Right shall not be less than 100% of the Fair Market Value of the Stock on the Date of Grant.
(c)
Grant and Exercise of Stock Appreciation Rights. Stock Appreciation Rights may be granted by the Committee independently of any Stock Option granted pursuant to Section 5 of the Plan.
(d)
Terms and Conditions of Stock Appreciation Rights. Stock Appreciation Rights shall be subject to such terms and conditions as shall be determined on the Date of Grant by the Committee. The term of a Stock Appreciation Right may not exceed ten years. The terms and conditions of each such Award shall be determined by the Committee, and such terms and conditions may differ among individual Awards and grantees.
(e)
Prohibition on Repricing of SARs. No SAR may be repriced, replaced, regranted through cancellation, exchanged for cash, exchanged for any other Awards or modified without stockholder approval (except as contemplated in Section 4.6 hereof), if the effect of such action would be to reduce the exercise price for the shares underlying such SAR.
Section 7.
RESTRICTED STOCK AWARDS
(a)
Nature of Restricted Stock Awards. The Committee may grant Restricted Stock Awards under the Plan. The terms and conditions of each such Award shall be determined by the Committee, and such terms and conditions may differ among individual Awards and grantees. Conditions may be based on continuing employment (or other service relationship) and/or achievement of pre-established Performance Goals.
(b)
Rights as a Shareholder. Upon the grant of the Restricted Stock Award and payment of any applicable purchase price, a grantee shall have the rights of a shareholder with respect to the voting of the Restricted Shares and receipt of dividends; provided that any dividends paid by the

11

Company prior to the lapse of the restrictions shall accrue and shall not be paid to the grantee until and to the extent the applicable vesting occurs, including the achievement of any Performance Goals. Unless the Committee shall otherwise determine, (i) uncertificated Restricted Shares shall be accompanied by a notation on the records of the Company or the transfer agent to the effect that they are subject to forfeiture until such Restricted Shares are vested as provided in Section 7(d) below, and (ii) certificated Restricted Shares shall remain in the possession of the Company until such Restricted Shares are vested as provided in Section 7(d) below, and the grantee shall be required, as a condition of the grant, to deliver to the Company such instruments of transfer as the Committee may prescribe.
(c)
Restrictions. Restricted Shares may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided herein or in the Restricted Stock Award Agreement.
(d)
Vesting of Restricted Shares. The Committee at the time of grant shall specify the date or dates and/or the attainment of pre-established Performance Goals and other conditions on which the non-transferability of the Restricted Shares and the Company’s right of repurchase or forfeiture shall lapse. Subsequent to such date or dates and/or the attainment of such pre-established Performance Goals and other conditions, the shares on which all restrictions have lapsed shall no longer be Restricted Shares and shall be deemed “vested.”
Section 8.
RESTRICTED STOCK UNITS
(a)
Nature of Restricted Stock Units. The Committee may grant Restricted Stock Units under the Plan. The terms and conditions of each such Award shall be determined by the Committee, and such terms and conditions may differ among individual Awards and grantees. Conditions may be based on continuing employment (or other service relationship) and/or achievement of pre-established Performance Goals. Except in the case of Restricted Stock Units with a deferred settlement date that complies with Section 409A, at the end of the vesting period, the Restricted Stock Units, to the extent vested, shall be settled in the form of shares of Stock. Restricted Stock Units with deferred settlement dates are subject to Section 409A and shall contain such additional terms and conditions as the Committee shall determine in its sole discretion in order to comply with the requirements of Section 409A.
(b)
Election to Receive Restricted Stock Units in Lieu of Compensation. The Committee may, in its sole discretion, permit a grantee to elect to receive a portion of future cash compensation otherwise due to such grantee in the form of an award of Restricted Stock Units. Any such election shall be made in writing and shall be delivered to the Company no later than the date specified by the Committee and in accordance with Code Section 409A and such other rules and procedures established by the Committee. Any such future cash compensation that the grantee elects to defer shall be converted to a fixed number of Restricted Stock Units based on the Fair Market Value of Stock on the date the compensation would otherwise have been paid to the grantee if such payment had not been deferred as provided herein. The Committee shall have the sole right to determine whether and under what circumstances to permit such elections and to impose such limitations and other terms and conditions thereon as the Committee deems appropriate. Any Restricted Stock Units that are elected to be received in lieu of cash compensation shall be fully vested, unless otherwise provided in the Award Agreement.
(c)
Rights as a Shareholder. A grantee shall have the rights as a shareholder only as to shares of Stock acquired by the grantee upon settlement of the Restricted Stock Units by the issuance of shares of Stock upon the satisfaction of the applicable restrictions and conditions set

12

forth at the time of grant; provided, however, that the grantee may be credited with Dividend Equivalent Rights with respect to the stock units underlying his or her Restricted Stock Units, subject to the provisions of Section 10 and such terms and conditions as the Committee may determine.
Section 9.
PERFORMANCE-BASED AWARDS
(a)
Performance-Based Awards. The Committee may grant one or more Performance-Based Awards in the form of a Restricted Stock or Restricted Stock Units payable upon the attainment of Performance Goals that are established by the Committee and relate to one or more of the Performance Criteria, in each case on a specified date or dates or over any period or periods determined by the Committee. The Committee shall define in an objective fashion the manner of calculating the Performance Criteria it selects to use for any Performance Cycle. Depending on the Performance Criteria used to establish such Performance Goals, the Performance Goals may be expressed in terms of overall Company performance or the performance of a division, business unit, or an individual. Each Performance-Based Award shall comply with the provisions set forth below.
(b)
Grant of Performance-Based Awards. With respect to each Performance-Based Award, the Committee shall select the Performance Cycle, the Performance Criteria for such grant, and the Performance Goals with respect to each Performance Criterion (including a threshold level of performance below which no amount will become payable with respect to such Award). Each Performance-Based Award will specify the amount payable, or the formula for determining the amount payable, upon achievement of the various applicable performance targets. The Performance Criteria established by the Committee may be (but need not be) different for each Performance Cycle and different Performance Goals may be applicable to Performance-Based Awards to different individuals.
(c)
Payment of Performance-Based Awards. Following the completion of a Performance Cycle, the Committee shall meet to review and certify in writing whether, and to what extent, the Performance Goals for the Performance Cycle have been achieved and, if so, to also calculate and certify in writing the amount of the Performance-Based Awards earned for the Performance Cycle. The Committee shall then determine the actual size of each Performance-Based Award. All determinations by the Committee with respect to Performance-Based Awards shall be final, binding and conclusive. The Committee may not increase during a year the amount of a Performance Grant or other performance-based award that would otherwise be payable upon satisfaction of the conditions but may reduce or eliminate the payments as provided for in the Award Agreement.
Section 10.
DIVIDEND EQUIVALENT RIGHTS
(a)
Dividend Equivalent Rights. The Committee may grant Dividend Equivalent Rights under the Plan. A Dividend Equivalent Right may be granted hereunder to any grantee as a component of an award of Restricted Stock, Restricted Stock Units, Performance-Based Awards or as a freestanding award. Any Dividends Equivalent Right paid by the Company prior to the lapse of the restrictions shall accrue and shall not be paid to the grantee until and to the extent the applicable vesting occurs, including the achievement of any Performance Goals. The terms and conditions of Dividend Equivalent Rights shall be specified in the applicable Award Agreement. Dividend equivalents credited to the holder of a Dividend Equivalent Right may be paid currently or may be deemed to be reinvested in additional shares of Stock, which may thereafter accrue additional equivalents. Any such reinvestment shall be at Fair Market Value on the date of

13

reinvestment or such other price as may then apply under a dividend reinvestment plan sponsored by the Company, if any. Dividend Equivalent Rights may be settled in cash or shares of Stock or a combination thereof, in a single installment or installments. A Dividend Equivalent Right granted as a component of an Award of Restricted Stock, Restricted Stock Units or a Performance-Based Award shall provide that such Dividend Equivalent Right shall be settled only upon settlement or payment of, or lapse of restrictions on, such other Award, and that such Dividend Equivalent Right shall expire or be forfeited or annulled under the same conditions as such other Award.
Section 11.
VESTING
(a)
Minimum Vesting Period. The Committee shall establish the vesting schedule to apply to any Award, which shall be set forth in the applicable Award Agreement. The minimum vesting schedule for the time-based vesting portion of each Award shall provide for vesting in five equal annual installments (twenty percent (20%) per year, beginning on the first anniversary of the Date of Grant). Notwithstanding the foregoing, substitute awards shall not be subject to the foregoing five year vesting requirement.
(b)
Effect of Termination of Employment or Cessation of Services. Subject to Section 11(c) or Section 11(d) below, in the event of a grantee’s “termination of employment” or “cessation of services” in either case within the meaning of Section 16, any Awards granted to the grantee that are not yet vested are immediately and automatically forfeited unless otherwise provided in the Award Agreement; provided, however, to the extent permitted in Section 2(b)(v), the Committee may take such action as it deems equitable in the circumstances or in the best interests of the Company, including, without limitation, fully vesting an Award or waiving or modifying any other limitation or requirement under the Award. Any Restricted Shares that are forfeited pursuant to this section shall without notice to the grantee be deemed to have been reacquired by the Company at its original purchase price (if any) from such grantee or such grantee’s legal representative simultaneously with such termination of employment (or other service relationship), and thereafter shall cease to represent any ownership of the Company by the grantee or rights of the grantee as a shareholder. Following such deemed reacquisition of Restricted Shares that are represented by physical certificates, a grantee shall surrender such certificates to the Company upon request without consideration.
(c)
Effect of “Change of Control” – Employees. If an Employee’s employment with the Company, a Subsidiary or an Affiliate (or any successor of the Company, a Subsidiary or an Affiliate) is terminated without Cause or the Employee resigns for Good Reason, in either case within 12 months before or after such Change of Control (or such other period set forth in the Award Agreement):
(i)
Options and Stock Appreciation Rights outstanding as of the date of such Change of Control (or termination of employment, if later) will immediately vest upon the Change of Control (or termination of employment, if later), become fully exercisable, and may thereafter be exercised for two years (or the period of time set forth in the Award Agreement), or, if sooner, the expiration of the term of the Award;
(ii)
The restrictions, limitations and other conditions applicable to Restricted Stock Awards and Restricted Stock Units outstanding as of the Change of Control (or termination of employment, if later) shall lapse and the Restricted Stock and Restricted Stock Units shall become free of all restrictions, limitations and conditions and become fully vested; and

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(iii)
Any Award subject to performance criteria, including but not limited to a Performance-Based Award under Section 9, shall be prorated based on the performance from the Date of Grant to the date of the Change of Control (or termination of employment, if later). The proration shall be based upon the method set forth in the Award Agreements evidencing the applicable Awards, or if no method is specified, based upon the total number of days during the performance period prior to the Change of Control (or termination of employment, if later) in relation to the total number of days during the performance period. If performance cannot be measured, the vesting will be based on target performance.
(d)
Effect of “Change of Control” – Non-Employee Directors. Upon a Change of Control, the following provisions shall apply to any Awards held by a Non-Employee Director at the time of the Change of Control:
(i)
Options and Stock Appreciation Rights outstanding as of the date of such Change of Control will immediately vest upon the Change of Control, become fully exercisable, and may thereafter be exercised for two years (or the period of time set forth in the Award Agreement), or, if sooner, the expiration of the term of the Award;
(ii)
The restrictions, limitations and other conditions applicable to Restricted Stock Awards and Restricted Stock Units outstanding as of the Change of Control shall lapse and the Restricted Stock and Restricted Stock Units shall become free of all restrictions, limitations and conditions and become fully vested; and
(iii)
Any Award subject to performance criteria, including but not limited to a Performance-Based Award under Section 9, shall be prorated based on the performance from the Date of Grant to the date of the Change of Control. The proration shall be based upon the method set forth in the Award Agreements evidencing the applicable Awards, or if no method is specified, based upon the total number of days during the performance period prior to the Change of Control in relation to the total number of days during the performance period. If performance cannot be measured, the vesting will be based on target performance.
Section 12.
ADJUSTMENTS UPON CHANGES IN CAPITALIZATION OR A CHANGE OF CONTROL
(a)
Adjustment Clause. In the event of any change in the outstanding shares of Common Stock of the Company by reason of any stock dividend, split, spinoff, recapitalization, merger, consolidation, combination, extraordinary dividend, exchange of shares or other change affecting the outstanding shares of Common Stock as a class without the Company’s receipt of consideration, or other equity restructuring within the meaning of Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 718, Stock Compensation (formerly, FASB Statement 123R), appropriate adjustments shall be made to (i) the aggregate number of Shares with respect to which Awards may be made under the Plan pursuant to Section 3(a); (ii) the terms and the number of Shares and/or the Exercise Price per Share of any outstanding Stock Options, Stock Appreciation Rights, Restricted Stock and Restricted Stock Units; and (iii) the share limitations set forth in Section 3. The Committee shall also make appropriate adjustments described in (i)-(iii) of the previous sentence in the event of any distribution of assets to stockholders other than a normal cash dividend. Adjustments, if any, and any determination or interpretations, made by the Committee shall be final, binding and conclusive. Conversion of any convertible securities of the Company shall be deemed to have been effected for adequate consideration. Except as expressly

15

provided herein, no issuance by the Company of shares of any class or securities convertible into shares of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to an Award.
(b)
Change of Control. If a Change of Control occurs, the Committee may, in its discretion and without limitation:
(i)
cancel outstanding Awards in exchange for payments of cash, property or a combination thereof having an aggregate value equal to the value of such Awards, as determined by the Committee or the Board in its sole discretion; it being understood that if stockholders receive consideration other than publicly traded equity securities of the surviving entity, any determination by the Committee that the value of a Stock Option or Stock Appreciation Right shall equal the excess, if any, of the value of the consideration being paid for each share of Stock in such transaction over the Exercise Price of such Option or Stock Appreciation Right shall conclusively be deemed valid. Accordingly, if the Exercise Price of the Shares subject to a Stock Option or Stock Appreciation Right exceeds the Fair Market Value of such shares of Stock, then such Stock Option or Stock Appreciation Right may be cancelled without making a payment to the holder of the Stock Option or Stock Appreciation Right;
(ii)
substitute other property (including, without limitation, cash or other securities of the Company and securities of entities other than the Company) for Shares subject to outstanding Awards;
(iii)
arrange for the assumption of Awards, or replacement of Awards with new awards based on other property or other securities (including, without limitation, other securities of the Company and securities of entities other than the Company), in either case with appropriate adjustments as to the number and kind of equity interests and prices provided that in the case of a Non-Qualified Stock Option or a Stock Appreciation Right, the substituted or assumed Award satisfies the requirements of Treasury Regulations Section 1.409A-1(b)(5)(v)(D) or, in the case of an Incentive Stock Option, Treasury Regulations Section 1.424-1(a); and
(iv)
after giving individuals an opportunity to exercise their outstanding Stock Options and Stock Appreciation Rights, terminate any or all unexercised Stock Options and Stock Appreciation Rights. Such termination shall take place as of the date of the Change of Control or such other date as the Committee may specify.
(c)
Section 409A Provisions with Respect to Adjustments. Notwithstanding the foregoing: (i) any adjustments made pursuant to this Section to Awards that are considered “deferred compensation” within the meaning of Code Section 409A shall be made in compliance with the requirements of Code Section 409A unless the individual consents otherwise; (ii) any adjustments made to Awards that are not considered “deferred compensation” subject to Code Section 409A shall be made in such a manner as to ensure that after such adjustment, the Awards either continue not to be subject to Code Section 409A or comply with the requirements of Code Section 409A unless the individual consents otherwise; and (iii) the Committee shall not have the authority to make any adjustments under this Section to the extent that the existence of such authority would cause an Award that is not intended to be subject to Code Section 409A to be subject thereto.

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Section 13.
TRANSFERABILITY OF AWARDS
(a)
Transferability. Except as provided in Section 13(b) below, during a grantee’s lifetime, his or her Awards shall be exercisable only by the grantee, or by the grantee’s legal representative or guardian in the event of the grantee’s incapacity. No Awards shall be sold, assigned, transferred or otherwise encumbered or disposed of by a grantee other than by will or by the laws of descent and distribution or pursuant to a domestic relations order. No Awards shall be subject, in whole or in part, to attachment, execution, or levy of any kind, and any purported transfer in violation hereof shall be null and void.
(b)
Committee Action. Notwithstanding Section 13(a), the Committee, in its discretion, may provide either in the Award Agreement regarding a given Award or by subsequent written approval that the grantee may transfer his or her Non-Qualified Stock Options to his or her immediate family members, to trusts for the benefit of such family members, or to partnerships in which such family members are the only partners, provided that the transferee agrees in writing with the Company to be bound by all of the terms and conditions of this Plan and the applicable Award. In no event may an Award be transferred by a grantee for value.
(c)
Family Member. For purposes of Section 13(b), “family member” shall mean a grantee’s child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the grantee’s household (other than a tenant of the grantee), a trust in which these persons (or the grantee) have more than 50% of the beneficial interest, a foundation in which these persons (or the grantee) control the management of assets, and any other entity in which these persons (or the grantee) own more than 50% of the voting interests.
(d)
Designation of Beneficiary. To the extent permitted by the Company, each grantee to whom an Award has been made under the Plan may designate a beneficiary or beneficiaries to exercise any Award or receive any payment under any Award payable on or after the grantee’s death. Any such designation shall be on a form provided for that purpose by the Committee and shall not be effective until received by the Committee. If no beneficiary has been designated by a deceased grantee, or if the designated beneficiaries have predeceased the grantee, the beneficiary shall be the grantee’s estate.
Section 14.
TAX WITHHOLDING
(a)
Payment by Grantee. Each grantee shall, no later than the date as of which the value of an Award or of any Stock or other amounts received thereunder first becomes includable in the gross income of the grantee for Federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Committee regarding payment of, any Federal, state, or local taxes of any kind required by law to be withheld by the Company with respect to such income. The Company and its Subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the grantee. The Company’s obligation to deliver evidence of book entry (or stock certificates) to any grantee is subject to and conditioned on tax withholding obligations being satisfied by the grantee.
(b)
Payment in Stock. Subject to approval by the Committee, a grantee may elect to have the Company’s tax withholding obligation satisfied, in whole or in part, by authorizing the Company to withhold from shares of Stock to be issued pursuant to any Award a number of shares with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy

17

the withholding amount due; provided, however, that to the extent necessary to avoid adverse accounting treatment such share withholding may be limited to the minimum required tax withholding obligation or such other rate that will not cause an adverse accounting consequence or cost or violate Rule 16b-3 as promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, or any successor rule or regulation as in effect from time to time. The Committee may also require Awards to be subject to mandatory share withholding up to the required withholding amount. For purposes of share withholding, the Fair Market Value of withheld shares shall be determined in the same manner as the value of Stock includible in income of the grantee.
(c)
Election Under Section 83(b) of the Code. No Employee shall exercise the election permitted under Section 83(b) of the Code without prior approval of the Committee. If an Employee files an election under Section 83(b) of the Code without approval, such Award shall be forfeited.
Section 15.
SECTION 409A AWARDS

To the extent that any Award is determined to constitute “nonqualified deferred compensation” within the meaning of Section 409A (a “409A Award”), the Award shall be subject to such additional rules and requirements as specified by the Committee from time to time in order to comply with Section 409A. In this regard, if any amount under a 409A Award is payable upon a “separation from service” (within the meaning of Section 409A) to a grantee who is then considered a “specified employee” (within the meaning of Section 409A), then no such payment shall be made prior to the date that is the earlier of (i) six months and one day after the grantee’s separation from service, or (ii) the grantee’s death, but only to the extent such delay is necessary to prevent such payment from being subject to interest, penalties and/or additional tax imposed pursuant to Section 409A. Further, the settlement of any such Award may not be accelerated except to the extent permitted by Section 409A.

Section 16.
TERMINATION OF EMPLOYMENT, TRANSFER, LEAVE OF ABSENCE, ETC.
(a)
Termination of Employment. If a grantee ceases to be an Employee of the Company and all Subsidiaries and Affiliates, the grantee shall be deemed to have terminated employment for purposes of the Plan. For purposes of the Plan, the following events shall not be deemed a termination of employment:
(i)
a transfer of employment between the Company and a Subsidiary or an Affiliate, or from one Subsidiary or Affiliate to another, or to another related entity in connection with a reorganization of the Company or the Bank solely within its corporate structure or a second-step conversion; or
(ii)
an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the Employee’s right to re-employment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Committee otherwise so provides in writing.
(b)
Cessation of Service. If a Non-Employee Director is terminated for cause, resigns or is not nominated for reelection to his or her term by the Company, Subsidiary or Affiliate, as applicable, he or she shall be deemed to have ceased his or her service relationship as a director at the time of resignation or expiration of his or her term, whichever occurs first.

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Section 17.
AMENDMENTS AND TERMINATION

The Board may, at any time, amend or discontinue the Plan and the Committee may, at any time, amend or cancel any outstanding Award for the purpose of satisfying changes in law or for any other lawful purpose, but no such action shall adversely affect rights under any outstanding Award without the holder’s consent. Except as provided in Section 12, without prior shareholder approval, in no event may the Committee exercise its discretion to reduce the exercise price of outstanding Stock Options or Stock Appreciation Rights or effect repricing through cancellation and re-grants or cancellation of Stock Options or Stock Appreciation Rights in exchange for cash or other Awards. To the extent required under the rules of any securities exchange or market system on which the Stock is listed, to the extent determined by the Committee to be required by the Code to ensure that Incentive Stock Options granted under the Plan are qualified under Section 422 of the Code, Plan amendments shall be subject to approval by the Company shareholders entitled to vote at a meeting of shareholders. Nothing in this Section 17 shall limit the Committee’s authority to take any action permitted pursuant to Section 12.

Section 18.
STATUS OF PLAN

With respect to the portion of any Award that has not been exercised and any payments in cash, Stock or other consideration not received by a grantee, a grantee shall have no rights greater than those of a general creditor of the Company unless the Committee shall otherwise expressly determine in connection with any Award or Awards. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the Company’s obligations to deliver Stock or make payments with respect to Awards hereunder, provided that the existence of such trusts or other arrangements is consistent with the foregoing sentence.

Section 19.
GENERAL PROVISIONS
(a)
No Establishment of a Trust Fund. No property shall be set aside nor shall a trust fund of any kind be established to secure the rights of any Employee under the Plan. All Employees shall at all times rely solely upon the general credit of the Company for the payment of any benefit which becomes payable under the Plan.
(b)
No Distribution. The Committee may require each person acquiring Stock pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the shares without a view to distribution thereof.
(c)
Delivery of Stock Certificates. Stock certificates to grantees under this Plan shall be deemed delivered for all purposes when the Company or a stock transfer agent of the Company shall have mailed such certificates in the United States mail, addressed to the grantee, at the grantee’s last known address on file with the Company, or in the case of Restricted Stock, retained in the possession of the Company pursuant to Section 7(a). Uncertificated Stock shall be deemed delivered for all purposes when the Company or a Stock transfer agent of the Company shall have given to the grantee by electronic mail (with proof of receipt) or by United States mail, addressed to the grantee, at the grantee’s last known address on file with the Company, notice of issuance and recorded the issuance in its records (which may include electronic “book entry” records).
(d)
Requirements of Law. Notwithstanding anything herein to the contrary, the Company shall not be required to issue or deliver any certificates evidencing shares of Stock pursuant to the exercise of any Award, unless and until the Committee has determined, with advice of counsel (to the extent the Committee deems such advice necessary or advisable), that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental

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authorities and, if applicable, the requirements of any exchange on which the shares of Stock are listed, quoted or traded. All Stock certificates delivered pursuant to the Plan shall be subject to any stop-transfer orders and other restrictions as the Committee deems necessary or advisable to comply with federal, state or foreign jurisdiction, securities or other laws, rules and quotation system on which the Stock is listed, quoted or traded. The Committee may place legends on any Stock certificate to reference restrictions applicable to the Stock. In addition to the terms and conditions provided herein, the Committee may require that an individual make such reasonable covenants, agreements, and representations as the Committee, in its discretion, deems necessary or advisable in order to comply with any such laws, regulations, or requirements. The Committee shall have the right to require any individual to comply with any timing or other restrictions with respect to the settlement or exercise of any Award, including a window-period limitation, as may be imposed in the discretion of the Committee. The Company shall not be obligated to take any other affirmative action in order to cause the exercise of, or the issuance of shares under, an Award to comply with any law or regulation of any governmental authority.
(e)
Shareholder Rights. Until Stock is deemed delivered in accordance with Section 19(b), no right to vote or receive dividends or any other rights of a shareholder will exist with respect to shares of Stock to be issued in connection with an Award, notwithstanding the exercise of a Stock Option or any other action by the grantee with respect to an Award.
(f)
Other Compensation Arrangements; No Employment Rights. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, including trusts, and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of this Plan and the grant of Awards do not confer upon any Employee any right to continued employment with the Company or any Subsidiary or Affiliate.
(g)
Trading Policy Restrictions. Option exercises and other Awards under the Plan shall be subject to the Company’s insider trading policies and procedures, as in effect from time to time.
(h)
Clawback Policy. Awards under the Plan are subject to the terms of the Company’s recoupment, clawback or similar policy as in effect from time to time, as well as any similar provisions of applicable law, including Section 10D of the Securities Exchange Act of 1934 (the “Exchange Act”) and the Dodd Frank Wall Street Reform and Consumer Protection Act. As of the effective date of this Plan, the Company’s policy provides that in accordance with Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and in accordance with the provisions of Section 10D of the Exchange Act and the rules and regulations adopted by the National Association of Securities Dealers Automated Quotations in compliance therewith, in the event that the Company is required to prepare an accounting restatement due to the material noncompliance of the Company with any financial reporting requirement under the securities laws, the Company will recover from grantee, if grantee is a current or former executive officer of the Company who received incentive-based compensation during the 3-year period preceding the date on which the Company is required to prepare an accounting restatement, based on the erroneous data, determined by the Committee to be in excess of what would have been paid to the executive officer under the accounting restatement. In addition, the Company shall recover from grantee any Award recoverable under Section 304 of the Sarbanes-Oxley Act of 2002. Any Awards issued under the Plan will contain language consistent with the clawback policy in effect on the date of grant and will be subject to any changes required by law.
(i)
Regulatory Requirements. The grant and settlement of Awards under the Plan shall be conditioned upon and subject to compliance with Section 18(k) of the Federal Deposit Insurance Act, 12 U.S.C. Section 1828(k), and the rules and regulations promulgated thereunder. In addition,

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notwithstanding anything in this Plan to the contrary, any Award Agreement or such clawback policy may also provide for the cancellation or forfeiture of an Award or the forfeiture and repayment to the Company of any shares issued or transferred under and/or any other benefit related to an Award, or other provisions intended to have a similar effect, upon such terms and conditions as may be required by the Committee or under Section 10D of the Securities Exchange Act of 1934, as amended, and any applicable rules or regulations promulgated by the Securities and Exchange Commission or any national securities exchange or national securities association on which the Shares may be traded.
(j)
Section 409A. Except to the extent that Section 8(a) applies to an Award, it is the intention of the Company that no Award shall be “deferred compensation” subject to Section 409A unless and to the extent that the Committee specifically determines otherwise, and the Plan and the terms and conditions of all Awards shall be interpreted accordingly. Notwithstanding any provision of the Plan to the contrary, in the event that the Committee determines that any Award may be subject to Section 409A, the Committee may adopt such amendment to the Plan and the applicable Award agreement or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions that the Committee determines are necessary or appropriate to (i) exempt the Award from Section 409A and/or preserve the intended tax treatment of the benefits provided with respect to the Award, or (ii) comply with the requirements of Section 409A.
(k)
Right of Offset. The Company will have the right to offset against its obligation to deliver shares of Stock (or other property) under the Plan or any Award Agreement any outstanding amounts (including, without limitation, travel and entertainment or advance account balances, loans, repayment obligations under any Awards, or amounts repayable to the Company pursuant to tax equalization, housing, automobile or other employee programs) that the grantee then owes to the Company and any amounts the Committee otherwise deems appropriate pursuant to any tax equalization policy or agreement; provided, however, that no such offset shall be permitted if it would constitute an “acceleration” of a payment hereunder within the meaning of Section 409A. This right of offset shall not be an exclusive remedy and the Company’s election not to exercise the right of offset with respect to any amount payable to a grantee shall not constitute a waiver of this right of offset with respect to any other amount payable to the participant or any other remedy.
(l)
Headings. Headings of Articles and Sections are included for convenience of reference only and do not constitute part of the Plan and shall not be used in construing the terms of the Plan.
(m)
No Right To An Award; Other Awards. Neither the adoption of the Plan nor any action of the Board or of the Committee shall be deemed to give any individual any right to be granted any Award or any other rights hereunder except as may be evidenced by an Award Agreement duly executed on behalf of the Company, and then only to the extent and on the terms and conditions expressly set forth therein. The grant of an Award shall not confer upon the grantee the right to receive any future or other Awards under the Plan, whether or not Awards may be granted to similarly situated employees, consultants, or Non-Employee Directors, or the right to receive future Awards upon the same terms or conditions as previously granted.
(n)
No Restriction on Corporate Action. Nothing contained in the Plan shall be construed to prevent the Company or any Affiliate from taking any action which is deemed by the Company or such Affiliate to be appropriate or in its best interest, whether or not such action would have an adverse effect on the Plan or any Award made under the Plan. No Participant, beneficiary

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or other person shall have any claim against the Company or any Affiliate as a result of any such action.
Section 20.
EFFECTIVE DATE OF PLAN

This Plan shall become effective upon shareholder approval in accordance with applicable law, the Company’s bylaws and articles of incorporation, and applicable stock exchange rules. No Awards may be made hereunder after the tenth anniversary of the date the Plan is approved by the Board.

Section 21.
GOVERNING LAW

This Plan and all Awards and actions taken thereunder shall be governed by, and construed in accordance with, the laws of the State of New York, applied without regard to conflict of law principles.

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